Top 5 Fixed Income Holdings and Senior Floating Rate Interests*

Franklin Income Fund 3/31/13

yield segment, the lowest, or most speculative, grade securities outperformed their higher grade counterparts.

Most of the Fund s fixed income sectors delivered positive relative returns, led by technology, communications and energy.3 Transportation and electric utilities detracted from results largely because of the performance of two issuers, rather than broad-based sector weakness.4 Cemex was a top contributor during the period. The Fund owns positions across Cemex s capital structure including straight debt and convertible securities. Individual bond issuers that performed well included First Data, CC Media Holdings,5 Sprint Nextel and Chesapeake Energy. Our investment in CC Media Holdings made gains as investors reacted positively to the company s efforts to extend its debt maturities. Fundamentals remained solid for the company, and we expect the company to further strengthen its capital structure. Sprint Nextel bonds also delivered strong returns as Softbank announced its intention to acquire a majority of the company. We believe that whether Sprint is acquired by Softbank or another large player in the industry, investors are expecting the company s competitive and financial profile to improve.

In contrast, Texas Competitive Electric Holdings and CEVA Group were among the largest fixed income detractors. Texas Competitive Electric s financial position was challenged by a high debt burden amid a protracted downturn in the natural gas and power markets, while CEVA Group continued to struggle with the comparatively weaker economic environment in Europe, its principal market.

The Fund s equity allocation rose during the period as we continued to find opportunities in high dividend paying stocks. In many instances, cash received from the sale, calling or tendering of fixed income securities was reinvested into equity securities. Our actions during the period were anchored on our belief that many equity securities presented an attractive investment opportunity for current income and the potential for long-term capital appreciation. Consistent with our fundamental approach, we remained selective as we believe security selection will continue to play a significant role in our investment strategy.

3. Technology holdings are in information technology in the SOI. Communications holdings are in consumer discretionary and telecommunication services in the SOI.

4. Transportation holdings are in industrials in the SOI. Electric utility holdings are in utilities in the SOI.

5. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc. in the SOI.

22 | Semiannual Report

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/13

Item 1. Reports to Stockholders.

MARCH 31, 2013

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund



Franklin Custodian Funds

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Economic and Market Overview

Modest growth for the U.S. economy, as measured by gross domestic product, characterized the six-month period ended March 31, 2013. Increasing job creation helped the unemployment rate decline during the period, and consumer spending remained strong. In the housing sector, accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Construction activity was notably robust as non-residential building investment grew at an annualized 16.7% rate in the fourth quarter of 2012, whereas in the third quarter it was unchanged, according to the Bureau of Economic Analysis. The manufacturing sector also reported favorable results as orders for manufactured goods and manufacturers' inventory reached record levels in February.

Concerns surrounding budget deadlines set for the end of 2012 largely abated when an agreement between Congress and the President resolved many issues, including preserving lower income tax rates for most U.S. households. The agreement followed November elections in which President Obama was re-elected, Republicans held on to their majority in the House of Representatives, and Democrats retained their majority in the Senate — the balance of power remained the same. However, the potential for tax hikes and the effects of wide-ranging spending cuts in 2013 remained as concerns.

U.S. stocks generated healthy returns as the Standard & Poor's® 500 Index and Dow Jones Industrial Average reached all-time highs near period-end.[1] Rising corporate profits and business fixed investment spending bolstered investor confidence. A persistently low interest-rate environment led investors to favor high yield bonds, which rose to record-high price levels. Below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, performed well and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index. The yield on the 10-year U.S. Treasury note remained well below its historical average, although it increased to 1.87% at period-end from 1.65% on September 30, 2012.

The foregoing information reflects our analysis and opinions as of March 31, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Franklin DynaTech Fund

Your Fund's Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2013.

Performance Overview

Franklin DynaTech Fund – Class A delivered a +6.18% cumulative total return for the six months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, posted a total return of +8.10%.[1] Also for comparison, the broad U.S. stock market, as measured by the Standard & Poor's 500 Index, generated a +10.19% return, and domestic and international-based stocks as measured by the NASDAQ Composite Index produced a +5.64% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Russell 1000® and Russell 3000® are trademarks of the Frank Russell Company. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 51.

range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager's Discussion

The Fund's health care sector holdings contributed meaningfully to absolute performance during the reporting period, largely as a result of sizable sector allocation.[2] Favorable drug trial results and approvals helped biotechnology firms Gilead Sciences, Celgene and Biogen Idec drive the sector's performance. Gilead Sciences, which specializes in antiviral treatments, reported double-digit revenue growth in the fourth quarter. The firm also announced favorable trial results for a potential hepatitis C drug, and optimism continued to surround its new HIV drug, Stribild. Focusing on developing drugs to treat neurodegenerative diseases, Biogen Idec received approval from the Food and Drug Administration for Tecfidera, a drug used to treat multiple sclerosis. In addition to drug approval, the firm was awarded an eight-year extension on the drug's patent life, further protecting the medicine from generic competition. Celgene's share price rose amid favorable key trial data for drugs in development, notably success for psoriasis drug Apremilast. Ratings upgrades from investment advisory firms during the period also boosted performance for the drugmaker, whose medications target cancer and immune-inflammatory related diseases. In addition, hospital information technology firm Cerner benefited as hospitals continued to shift toward automated storage of patient records. Cerner reported higher net income for the fourth quarter and for 2012, and bookings for its services reached an all-time high. The firm's financial results continued a multi-year trend of double-digit earnings growth per share.

Outside of the health care sector, semiconductor designer ARM Holdings reported rising revenue and profit levels, in particular royalty and licensing revenues. The firm also announced new, long-term commitments for its technology with several customers, and ARM Holdings' share price hit an all-time high during the six-month period. Payment technology firm Visa raised its dividend payment for the fourth consecutive year, contributing to its stock performance during the period. In addition, many investors anticipated the firm would hold merger talks with Visa Europe, a separate company.

Conversely, Apple's negative return notably weighed on performance. The technology products firm missed its revenue forecast and iPhone sales were lower than anticipated. Apple also reported its first drop in quarterly earnings per

Portfolio Breakdown

Franklin DynaTech Fund

Based on Total Net Assets as of 3/31/13



Software
12.4%
Internet Software & Services
9.2%
Biotechnology
7.9%
Pharmaceuticals
6.7%
Semiconductors & Semiconductor Equipment
6.2%
Energy Equipment & Services
6.0%
IT Services
5.7%
Internet & Catalog Retail
3.9%
Health Care Providers & Services
3.9%
Chemicals
3.3%
Health Care Equipment & Supplies
3.0%
Computers & Peripherals
2.9%
Health Care Technology
2.8%
Communications Equipment
2.7%
Other
19.3%
Short-Term Investments & Other Assets
4.1%

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

Top 10 Holdings
Franklin DynaTech Fund
3/31/13

Company *Sector/Industry, Country*	% of Total Net Assets
Apple Inc. *Computers & Peripherals, U.S.*	2.9%
Google Inc., A *Internet Software & Services, U.S.*	2.7%
Visa Inc., A *IT Services, U.S.*	2.6%
MasterCard Inc., A *IT Services, U.S.*	2.4%
ARM Holdings PLC *Semiconductors & Semiconductor Equipment, U.K.*	2.3%
Amazon.com Inc. *Internet & Catalog Retail, U.S.*	2.3%
Cerner Corp. *Health Care Technology, U.S.*	2.3%
FMC Technologies Inc. *Energy Equipment & Services, U.S.*	2.2%
Biogen Idec Inc. *Biotechnology, U.S.*	2.0%
Allergan Inc. *Pharmaceuticals, U.S.*	1.9%

share in 10 years, despite its release of iPhone 5. Shares of medical device manufacturer Edwards Lifesciences fell following a disappointing earnings report, and the company trimmed forecasts as sales of its heart valve products declined. Negative returns for leading Chinese online search engine firm Baidu also hurt Fund performance as the company lost market share to competitors, and concerns lingered over the extent of the slowdown in display advertising, a primary revenue source for Baidu.[3]

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of leading science and technology companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.



Matthew J. Moberg, CPA



Rupert H. Johnson, Jr.

Portfolio Management Team
Franklin DynaTech Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. No longer held at period-end.

Performance Summary as of 3/31/13

Franklin DynaTech Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price Information

Class A (Symbol: FKDNX)	Change	3/31/13	9/30/12
Net Asset Value (NAV)	+$2.10	$36.10	$34.00
Class C (Symbol: FDYNX)	**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)	+$1.76	$32.28	$30.52
Class R (Symbol: FDNRX)	**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)	+$2.02	$35.67	$33.65
Advisor Class (Symbol: FDYZX)	**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)	+$2.16	$36.55	$34.39

Performance Summary *(continued)*

Performance

*Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. **Class A:** 5.75% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Class R/Advisor Class:** no sales charges.*

Class A	6-Month		1-Year	5-Year	10-Year
Cumulative Total Return[1]	+6.18%		+5.65%	+46.19%	+152.37%
Average Annual Total Return[2]	+0.08%		-0.41%	+6.62%	+9.05%
Value of $10,000 Investment[3]	$10,008		$9,959	$13,781	$23,791
Total Annual Operating Expenses[4]		0.96%			
Class C	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+5.77%		+4.87%	+40.80%	+134.14%
Average Annual Total Return[2]	+4.77%		+3.87%	+7.08%	+8.88%
Value of $10,000 Investment[3]	$10,477		$10,387	$14,080	$23,414
Total Annual Operating Expenses[4]		1.71%			
Class R	**6-Month**		**1-Year**	**3-Year**	**Inception (12/1/08)**
Cumulative Total Return[1]	+6.00%		+5.38%	+37.81%	+132.77%
Average Annual Total Return[2]	+6.00%		+5.38%	+11.28%	+7.98%
Value of $10,000 Investment[3]	$10,600		$10,538	$13,781	$23,277
Total Annual Operating Expenses[4]		1.21%			
Advisor Class[5]	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+6.28%		+5.91%	+47.96%	+155.43%
Average Annual Total Return[2]	+6.28%		+5.91%	+8.15%	+9.83%
Value of $10,000 Investment[3]	$10,628		$10,591	$14,796	$25,543
Total Annual Operating Expenses[4]		0.71%			

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. The Fund's investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +30.90% and +5.68%.

Your Fund's Expenses

Franklin DynaTech Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12–3/31/13
Actual	$1,000	$1,061.80	$4.83
Hypothetical (5% return before expenses)	$1,000	$1,020.24	$4.73
Class C			
Actual	$1,000	$1,057.70	$8.67
Hypothetical (5% return before expenses)	$1,000	$1,016.50	$8.50
Class R			
Actual	$1,000	$1,060.00	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.99
Advisor Class			
Actual	$1,000	$1,062.80	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,021.49	$3.48

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%; C: 1.69%; R: 1.19%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Franklin Growth Fund

Your Fund's Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2013.

Performance Overview

Franklin Growth Fund – Class A delivered a +9.31% cumulative total return for the six months under review. In comparison, the Standard & Poor's 500 Index, which is a broad measure of U.S. stock performance, posted a +10.19% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 15.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager's Discussion

Franklin Growth Fund owned shares of 169 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

Fund holdings in the industrials, health care and consumer discretionary sectors advanced during the six-month period and helped drive performance.[2] In the industrials sector, air service provider Alaska Air Group's share price reached a 52-week high as the company reported increases in passenger traffic for its Alaska Airlines and Horizon Air subsidiaries. In addition, Alaska Air Group's third-quarter profit more than doubled on a year-on-year basis amid robust revenues. Canadian Pacific Railway announced a cost-reduction plan, including plans to cut 4,500 positions. Shares of the passenger and freight railway reached a record-high price as the company forecast its streamlining efforts may yield a 40% increase in earnings. In the health care sector, Biogen Idec, which focuses on developing drugs to treat neurodegenerative diseases, received approval from the Food and Drug Administration (FDA) for Tecfidera, a drug used to treat multiple sclerosis. In addition to drug approval, the firm was awarded an eight-year extension on the drug's patent life. Specialty health care company Allergan reached an agreement to acquire MAP Pharmaceuticals, enabling Allergan to control the rights of Levadex, a drug in advanced testing for the treatment of acute migraine headaches. Fourth-quarter revenues and profits climbed for the company. Allergan also sought a buyer for its weight-loss surgery business amid sluggish growth for this segment. The share price of auto parts manufacturer Johnson Controls rose as investors reacted positively to news that the firm was exploring a possible sale of its interiors business.

Conversely, a few holdings declined in value. In the information technology sector, Apple's price decline notably weighed on performance.[3] The technology products firm missed its revenue forecast, and iPhone sales were lower than anticipated. Apple also reported its first drop in quarterly earnings per share in 10 years, despite its release of iPhone 5. The share price for energy and health beverage maker Monster Beverage, in the consumer staples sector, dropped as sales growth slowed and the FDA confirmed it was examining the potential for adverse reactions to Monster Beverage's products.[4] Newcrest Mining's share price declined to a multi-year low as the company reduced its estimate for annual production and protracted delays in project funding occurred. The materials sector firm's profit fell for the first half of its fiscal year.

Portfolio Breakdown

Franklin Growth Fund

Based on Total Net Assets as of 3/31/13



Capital Goods
15.6%
Pharmaceuticals, Biotechnology & Life Sciences
12.9%
Software & Services
10.5%
Technology Hardware & Equipment
7.9%
Transportation
6.2%
Health Care Equipment & Services
6.0%
Materials
4.3%
Energy
4.1%
Automobiles & Components
2.5%
Commercial & Professional Services
2.3%
Diversified Financials
2.2%
Food, Beverage & Tobacco
2.0%
Other
9.4%
Short-Term Investments & Other Net Assets
14.1%

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

3. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

4. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI.

Top 10 Holdings
Franklin Growth Fund
3/31/13

Company *Sector/Industry*	% of Total Net Assets
Apple Inc. *Technology Hardware & Equipment*	3.4%
International Business Machines Corp. *Software & Services*	1.7%
W.W. Grainger Inc. *Capital Goods*	1.6%
Google Inc., A *Software & Services*	1.6%
Allergan Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.4%
Amgen Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.4%
Alaska Air Group Inc. *Transportation*	1.4%
Johnson & Johnson *Pharmaceuticals, Biotechnology & Life Sciences*	1.3%
Biogen Idec Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.3%
The Walt Disney Co. *Media*	1.3%

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.





V. Jerry Palmieri





Serena Perin Vinton, CFA

Portfolio Management Team
Franklin Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 3/31/13

Franklin Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKGRX)		Change	3/31/13	9/30/12
Net Asset Value (NAV)		+$4.51	$54.64	$50.13
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.1412			
Class C (Symbol: FRGSX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$4.19	$51.29	$47.10
Class R (Symbol: FGSRX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$4.50	$54.32	$49.82
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.0591			
Advisor Class (Symbol: FCGAX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$4.49	$54.73	$50.24
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.2280			

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[1]	+9.31%	+8.66%	+39.67%	+154.91%
Average Annual Total Return[2]	+3.02%	+2.40%	+5.65%	+9.16%
Value of $10,000 Investment[3]	$10,302	$10,240	$13,165	$24,030
Total Annual Operating Expenses[4]	0.96%			
Class C	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+8.90%	+7.87%	+34.57%	+136.50%
Average Annual Total Return[2]	+7.90%	+6.87%	+6.12%	+8.99%
Value of $10,000 Investment[3]	$10,790	$10,687	$13,457	$23,650
Total Annual Operating Expenses[4]	1.71%			
Class R	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+9.16%	+8.38%	+37.97%	+148.60%
Average Annual Total Return[2]	+9.16%	+8.38%	+6.65%	+9.53%
Value of $10,000 Investment[3]	$10,916	$10,838	$13,797	$24,860
Total Annual Operating Expenses[4]	1.21%			
Advisor Class	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+9.44%	+8.94%	+41.48%	+161.28%
Average Annual Total Return[2]	+9.44%	+8.94%	+7.19%	+10.08%
Value of $10,000 Investment[3]	$10,944	$10,894	$14,148	$26,128
Total Annual Operating Expenses[4]	0.71%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236***.

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The portfolio includes investments in the technology sector, which has been one of the market's most volatile sectors. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

Franklin Growth Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12–3/31/13
Actual	$1,000	$1,093.10	$4.75
Hypothetical (5% return before expenses)	$1,000	$1,020.39	$4.58
Class C			
Actual	$1,000	$1,089.00	$8.65
Hypothetical (5% return before expenses)	$1,000	$1,016.65	$8.35
Class R			
Actual	$1,000	$1,091.60	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.84
Advisor Class			
Actual	$1,000	$1,094.40	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.64	$3.33

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; C: 1.66%; R: 1.16%; and Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Franklin Income Fund

Your Fund's Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This semiannual report for Franklin Income Fund covers the period ended March 31, 2013.

Performance Overview

Franklin Income Fund – Class A delivered a +7.70% cumulative total return for the six months under review. The Fund's equity benchmark, the Standard & Poor's 500 Index, which is a broad measure of U.S. stock performance, posted a +10.19% total return.[1] The Fund's fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market, returned +0.09%.[1] The Fund's peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, generated a +6.43% total return.[2] You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the six-month period ended 3/31/13 this category consisted of 517 funds. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 69.

Dividend Distributions*
Franklin Income Fund
10/1/12–3/31/13

Month	Class A	Class C	Class R	Advisor Class
	Dividend per Share (cents)			
October	1.15	1.05	1.09	1.18
November	1.15	1.05	1.09	1.18
December	1.15	1.05	1.09	1.18
January	1.15	1.05	1.09	1.18
February	1.11	1.01	1.05	1.14
March	1.11	1.02	1.04	1.13
Total	**6.82**	**6.23**	**6.45**	**6.99**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager's Discussion

During the period under review, U.S. stocks rallied as corporate profits expanded for a third straight year in 2012 and the Federal Reserve Board (Fed) reaffirmed its commitment to continue its unprecedented monetary stimulus. In this environment, stocks generated healthy gains and outperformed fixed income markets.

The Fund's total fixed income exposure decreased to 38.0% from 45.2% of total net assets. The vast majority of our fixed income weighting remained in noninvestment-grade bonds and floating rate term loans. The Fund's equity exposure increased to 59.9% from 52.0%, reflecting our view that relative value swung in favor of equities and away from fixed income securities. Our cash position decreased during the period to 2.1% from 2.8% of total net assets.

Within the Fund's fixed income investments, active corporate bond issuance continued to drive redemption of higher coupon debt securities through tenders, calls and maturities. Rich valuations on newer issuance securities with lower coupons and longer maturities led us to reallocate assets into other classes, particularly high-dividend paying common stocks and other equity-linked securities.

The Fed's quantitative easing policy and its attempts to bring down long-term interest rates led to minimal total returns for a broad segment of fixed income markets. High yield bonds led all other fixed income segments. Within the high

Portfolio Breakdown
Franklin Income Fund
3/31/13

	% of Total Net Assets
Equity*	**59.9%**
Utilities	13.6%
Financials	9.9%
Energy	9.3%
Materials	8.2%
Health Care	6.4%
Industrials	3.3%
Other	9.2%
Fixed Income	**38.0%**
Consumer Discretionary	7.7%
Energy	6.7%
Information Technology	6.5%
Materials	3.4%
Other	13.7%
Short-Term Investments & Other Net Assets	**2.1%**

*Includes convertible bonds.

During the period, we increased positions in utilities, energy, materials, information technology and industrials. We continued to identify attractive opportunities for high dividend yields and growth at reasonable valuations across a diverse group of sectors in the broader equity market.

Top equity sector contributors included financials, health care and utilities. Financials sector holdings Bank of America, JPMorgan Chase and Wells Fargo continued to benefit from improved capital positions, cost control efforts, solid loan growth and a renewed focus on core operations. These stocks, which were trading at historically attractive valuations, registered strong gains during the period as their operations continued to show improvement. Although these holdings continued to show some dividend growth, they deployed excess capital to shrink their equity bases. Pharmaceutical stocks in the health care sector continued to benefit from a renaissance in drug research and development, reduction in major patent expiration risk, attractive dividend yields and modest valuations, particularly from the standpoint of earnings and cash flow. Utilities stocks struggled late in post-election 2012, amid investor concerns related to potentially higher taxes on dividend income. We believe this situation offered an attractive opportunity to increase our utilities holdings. The sector performed well during the second half of the reporting period and led the overall market year-to-date after lawmakers raised the tax rate less than the market expected. Additionally, the sector's fundamentals and risk profile remained attractive to investors. The Fund's positions in Sempra Energy and Duke Energy led sector returns.

In contrast, mining stocks in the materials sector underperformed during this period because of falling commodity prices and concerns regarding the industry's ability to generate better returns on its investments going forward. Our investments in Barrick Gold, Newmont Mining, AngloGold Ashanti, Goldcorp, Freeport-McMoRan Copper & Gold and Molycorp had a negative impact on portfolio performance. We maintained our investments in the materials sector as we believe these companies could deliver positive returns over the longer term.

Top 5 Equity Holdings
Franklin Income Fund
3/31/13

Company *Sector/Industry*	% of Total Net Assets
Wells Fargo & Co. *Financials*	2.4%
Merck & Co. Inc. *Health Care*	2.1%
Bank of America Corp. *Financials*	1.6%
General Electric Co. *Industrials*	1.5%
Exelon Corp. *Utilities*	1.4%

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.



Edward Perks, CFA



Charles B. Johnson

Matthew Quinlan
Alex Peters, CFA

Portfolio Management Team
Franklin Income Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Effective December 31, 2012, **Matt Quinlan** assumed portfolio manager responsibilities for the Fund. Mr. Quinlan is a vice president, research analyst and portfolio manager for Franklin Equity Group. He has portfolio manager responsibilities for a number of portfolios as well as research responsibilities for companies in the retail and consumer products sectors and analyzes debt and equity investments for the Core/Hybrid team. Prior to joining Franklin Templeton in 2005, Mr. Quinlan worked in investment banking at Citigroup where he covered the retail and consumer products industries as well as private equity firms.

Effective December 31, 2012, **Alex Peters** assumed portfolio manager responsibilities for the Fund. Mr. Peters is a vice president, research analyst and portfolio manager with Franklin Equity Group. He specializes in research analysis of the commercial real estate industry and analyzes debt and equity investments for the Core/Hybrid team in San Mateo, California. In addition, he is the co-manager of other portfolios including various institutional large-cap separate accounts.

Performance Summary as of 3/31/13

Franklin Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKINX)		Change	3/31/13	9/30/12
Net Asset Value (NAV)		+$0.10	$2.33	$2.23
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.0682			
Class C (Symbol: FCISX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$0.10	$2.35	$2.25
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.0623			
Class R (Symbol: FISRX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$0.09	$2.29	$2.20
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.0645			
Advisor Class (Symbol: FRIAX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$0.09	$2.31	$2.22
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.0699			

Performance Summary *(continued)*

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A	6-Month		1-Year	5-Year	10-Year
Cumulative Total Return[1]	+7.70%		+13.76%	+38.41%	+141.78%
Average Annual Total Return[2]	+3.08%		+8.77%	+5.77%	+8.75%
Value of $10,000 Investment[3]	$10,308		$10,877	$13,237	$23,127
Distribution Rate[4]		5.48%			
30-Day Standardized Yield[5]		4.15%			
Total Annual Operating Expenses[6]		0.64%			
Class C	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+7.35%		+13.04%	+35.18%	+129.61%
Average Annual Total Return[2]	+6.35%		+12.04%	+6.21%	+8.67%
Value of $10,000 Investment[3]	$10,635		$11,204	$13,518	$22,961
Distribution Rate[4]		5.21%			
30-Day Standardized Yield[5]		3.85%			
Total Annual Operating Expenses[6]		1.14%			
Class R	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+7.16%		+13.08%	+35.96%	+133.60%
Average Annual Total Return[2]	+7.16%		+13.08%	+6.34%	+8.85%
Value of $10,000 Investment[3]	$10,716		$11,308	$13,596	$23,360
Distribution Rate[4]		5.45%			
30-Day Standardized Yield[5]		3.99%			
Total Annual Operating Expenses[6]		0.99%			
Advisor Class	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+7.36%		+14.04%	+39.70%	+145.41%
Average Annual Total Return[2]	+7.36%		+14.04%	+6.91%	+9.39%
Value of $10,000 Investment[3]	$10,736		$11,404	$13,970	$24,541
Distribution Rate[4]		5.87%			
30-Day Standardized Yield[5]		4.50%			
Total Annual Operating Expenses[6]		0.49%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. The Fund's share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. Investments in lower rated, higher yielding instruments include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/13.

5. The 30-day standardized yield for the 30 days ended 3/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

Franklin Income Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12–3/31/13
Actual	$1,000	$1,077.00	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13
Class C			
Actual	$1,000	$1,073.50	$5.79
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.64
Class R			
Actual	$1,000	$1,071.60	$5.01
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.89
Advisor Class			
Actual	$1,000	$1,073.60	$2.43
Hypothetical (5% return before expenses)	$1,000	$1,022.59	$2.37

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; C: 1.12%; R: 0.97%; and Advisor: 0.47%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Franklin U.S. Government Securities Fund

Your Fund's Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.[1] Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Breakdown
Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 3/31/13



GNMA 98.8%
Short-Term Investments & Other Net Assets 1.2%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2013.

Performance Overview

Franklin U.S. Government Securities Fund – Class A had a -0.86% cumulative total return for the six months under review. The Fund's peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, had a -0.34% total return.[2] In comparison, the Barclays U.S. Government Index: Intermediate Component, the

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. For the six-month period ended 3/31/13, this category consisted of 65 funds. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 90.

Dividend Distributions*
Franklin U.S. Government Securities Fund
10/1/12–3/31/13

	Dividend per Share (cents)			
Month	**Class A**	**Class C**	**Class R**	**Advisor Class**
October	1.71	1.42	1.51	1.79
November**	2.69	2.17	2.32	2.90
December	1.98	1.68	1.76	2.07
January	1.99	1.67	1.76	2.08
February	1.97	1.70	1.79	2.05
March	1.76	1.49	1.58	1.84
Total	**12.10**	**10.13**	**10.72**	**12.73**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes distributions of 0.71, 0.46, 0.53 and 0.84 cents per share for Classes A, C, R and Advisor, respectively, which represent the remaining undistributed net investment income at the time the Fund converted to a variable-pay dividend.

intermediate component of the Barclays U.S. Government Index, returned +0.17% for the same period.[3] The Fund's return reflects the effect of management fees and expenses, while the Barclays U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 34.

Investment Strategy

We currently invest all the Fund's assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

Manager's Discussion

The incremental improvements in U.S. economic data that occurred at the beginning of the period were largely masked by investor concerns about the outcome of the U.S. presidential election and the potential impact on the economy of automatic income tax increases and federal budget cuts called the "fiscal cliff." As the period progressed, additional U.S. economic data releases

3. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

showed a nascent, but firming trend. The U.S. housing market continued to show signs of improvement. Inflation remained benign, and the unemployment rate declined. In contrast, consumer sentiment measures were mixed, perhaps as a delayed reaction to anticipated government spending cuts.

After Operation Twist concluded during the period, the Federal Open Market Committee (FOMC) announced it would replace the same amount of purchases with new purchases entirely in Treasuries. For the first time, the committee indicated a 6.5% unemployment threshold for raising interest rates instead of its usual date-based criteria. At its last meeting held during the reporting period, the FOMC left the federal funds rate and current quantitative easing program unchanged and said it will likely keep rates exceptionally low, as warranted by data metrics. The committee acknowledged recent economic improvement but maintained a cautious outlook, citing risks posed by strains in global financial markets. As has been a focus throughout Federal Reserve Board (Fed) Chairman Ben Bernanke's tenure, Fed communication remained a priority with an ongoing effort for transparency and clarity.

Current coupon spreads tightened during the period, but Ginnie Mae mortgage-backed securities (MBS) still provided a modest income opportunity over U.S. Treasuries as the GNMA current coupon yielded 2.57% at period-end, compared to 5- and 10-year Treasuries, which yielded 0.77% and 1.87%.

GNMA sector performance lagged during the period and underperformed Treasuries. MBS sector valuations were more fairly valued, in our opinion, and the market continued to be supported by a limited supply of mortgages, Fed purchases, reinvestment of pay downs, and bank and mortgage REIT (real estate investment trust) demand. With mortgage rates at historical lows, we expect prepayments to increase, as they have recently, although not to the extent reached in past prepayment waves. Factors including declining home price appreciation, loss of home equity, tighter underwriting standards and originator processing capacity continued to dampen prepayment activity.

Within the agency mortgage pass-through sector, GNMA MBS underperformed their Fannie Mae (FNMA) and Freddie Mac (FHLMC) conventional counterparts on an excess returns basis. Within GNMAs, coupon performance was mixed. Higher coupon 6.0% securities were the best performers, and 5.0% GNMA IIs (comprising multiple-issuer pools) also produced positive excess returns. Lower coupon 3.0% and 3.5% GNMAs generally underperformed.

During the period, we were more heavily allocated toward GNMA IIs than GNMA Is (comprising single-issuer pools). We favored GNMA IIs as they offered superior prepayment profiles, in our view, and a more diversified servicer concentration. Over the period, we added 3.0% and 3.5% GNMA IIs. Our heaviest

allocation was in 4.0% through 5.0% coupons. The Fund benefited from its overweighted position relative to its benchmark in 5.0% GNMA IIs and 6.0% GNMAs as well as its underweighted position in 3.0% GNMAs. In contrast, the Fund's allocation to 4.0% GNMAs generally detracted from performance.

Franklin U.S. Government Securities Fund maintains a conservative, disciplined investment strategy and invests solely in GNMA mortgage pass-throughs, which remain the only MBS backed by the full faith and credit of the U.S. government — the same guarantee applicable to U.S. Treasuries.[1] Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.





Roger A. Bayston, CFA





Paul Varunok

Portfolio Management Team
Franklin U.S. Government Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 3/31/13

Franklin U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKUSX)		Change	3/31/13	9/30/12
Net Asset Value (NAV)		-$0.18	$6.73	$6.91
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.1210			
Class C (Symbol: FRUGX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		-$0.17	$6.69	$6.86
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.1013			
Class R (Symbol: FUSRX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		-$0.17	$6.73	$6.90
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.1072			
Advisor Class (Symbol: FUSAX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		-$0.18	$6.75	$6.93
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.1273			

Performance

*Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. **Class A:** 4.25% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Class R/Advisor Class:** no sales charges.*

Class A	6-Month		1-Year	5-Year	10-Year
Cumulative Total Return[1]	-0.86%		+1.10%	+25.64%	+52.85%
Average Annual Total Return[2]	-5.11%		-3.26%	+3.77%	+3.88%
Distribution Rate[3]		3.00%			
30-Day Standardized Yield[4]		2.04%			
Total Annual Operating Expenses[5]		0.73%			
Class C	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	-1.01%		+0.56%	+22.46%	+45.23%
Average Annual Total Return[2]	-1.98%		-0.42%	+4.14%	+3.80%
Distribution Rate[3]		2.67%			
30-Day Standardized Yield[4]		1.62%			
Total Annual Operating Expenses[5]		1.23%			
Class R	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	-0.91%		+0.86%	+23.59%	+47.38%
Average Annual Total Return[2]	-0.91%		+0.86%	+4.33%	+3.95%
Distribution Rate[3]		2.82%			
30-Day Standardized Yield[4]		1.78%			
Total Annual Operating Expenses[5]		1.08%			
Advisor Class	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	-0.76%		+1.26%	+26.48%	+54.77%
Average Annual Total Return[2]	-0.76%		+1.26%	+4.81%	+4.46%
Distribution Rate[3]		3.27%			
30-Day Standardized Yield[4]		2.30%			
Total Annual Operating Expenses[5]		0.58%			

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

Endnotes

All investments involve risks, including possible loss of principal. The Fund's share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/13.

4. The 30-day standardized yield for the 30 days ended 3/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

Franklin U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12–3/31/13
Actual	$1,000	$ 991.40	$3.62
Hypothetical (5% return before expenses)	$1,000	$1,021.29	$3.68
Class C			
Actual	$1,000	$ 989.90	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.19
Class R			
Actual	$1,000	$ 990.90	$5.36
Hypothetical (5% return before expenses)	$1,000	$1,019.55	$5.44
Advisor Class			
Actual	$1,000	$ 992.40	$2.88
Hypothetical (5% return before expenses)	$1,000	$1,022.04	$2.92

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.73%; C: 1.23%; R: 1.08%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Franklin Utilities Fund

Your Fund's Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

Portfolio Breakdown
Franklin Utilities Fund
Based on Total Net Assets as of 3/31/13



Electric Utilities
53.0%
Multi-Utilities
30.7%
Oil, Gas & Consumable Fuels
7.5%
Water Utilities
3.1%
Diversified Telecommunication Services
2.3%
Gas Utilities
1.7%
Short-Term Investments & Other Net Assets
1.7%

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2013.

Performance Overview

Franklin Utilities Fund – Class A delivered a +9.86% cumulative total return for the six months under review. In comparison, the Standard & Poor's 500 (S&P 500®) Index, which is a broad measure of U.S. stock performance, posted a +10.19% total return and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +9.79% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 42.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager's Discussion

Stock selection helped the Fund's performance relative to the S&P 500 Utilities Index during the six-month period as utility stocks tended to generate healthy returns despite a challenging environment.[2]

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 96.

Top 10 Equity Holdings
Franklin Utilities Fund
3/31/13

Company *Sector/Industry*	% of Total Net Assets
Duke Energy Corp. *Electric Utilities*	5.2%
Edison International *Electric Utilities*	4.5%
NextEra Energy Inc. *Electric Utilities*	4.3%
American Electric Power Co. Inc. *Electric Utilities*	4.1%
The Southern Co. *Electric Utilities*	3.9%
Sempra Energy *Multi-Utilities*	3.9%
PG&E Corp. *Multi-Utilities*	3.9%
Dominion Resources Inc. *Multi-Utilities*	3.8%
Exelon Corp. *Electric Utilities*	3.4%
Kinder Morgan Inc. *Oil, Gas & Consumable Fuels*	2.7%

California-based utilities operator Sempra Energy's performance contributed to the Fund's returns. The energy services company overcame low natural gas prices' negative effect to achieve a fourth-quarter rise in profits, aided by a cash payment received from selling a share in a pipeline to another energy company. Sempra Energy also raised its dividend during the period. Duke Energy, another top performer, exceeded fourth-quarter earnings estimates and began to realize cost efficiencies resulting from its merger with Progress Energy. The merger enhanced income in the franchised gas and electric business segment, allowing Duke Energy to double its previous income in this area. American Electric Power navigated the low demand environment as its transmission business thrived. The firm also was allowed to lower its interest rate on debt, which will reduce future expenses. American Electric Power continued to invest in future profitability by retiring coal facilities, increasing natural gas offerings and expanding its profitable transmission business. Electricity supplier Edison International's favorable earnings per share and gross profit margin performance lifted the company's share price to a 52-week high during the period. The company's Southern California unit posted strong results, operating revenue increased, and the company raised its earnings forecast for the year. Renewable energy producer NextEra Energy continued to invest in upgrading plants and growth projects. Although the firm reported a decline in earnings, the result was a reflection of a weak overall environment and currency hedging gains recognized in the previous period.

A few Fund holdings declined during the reporting period, but their negative effect on Fund performance was relatively minor. Power plant owner and operator Entergy's third-quarter profit fell amid weak demand and declining revenue. The firm's earnings were also hampered by a tax settlement. Entergy attributed the earnings decline to non-fuel operation and maintenance expenses, combined with substantially higher income taxes. Although fourth-quarter earnings rose partly because of improved earnings for its utilities operations, the period marked another drop in revenues. Lower revenues, along with declining sales volume, also contributed to a share price decline for diversified energy company FirstEnergy. Citing low energy prices and a weak environment, the company reduced its earnings estimates for the year.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.



John C. Kohli, CFA



J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Utilities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 3/31/13

Franklin Utilities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKUTX)		Change	3/31/13	9/30/12
Net Asset Value (NAV)		+$1.08	$15.12	$14.04
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.2781			
Class C (Symbol: FRUSX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$1.08	$15.06	$13.98
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.2426			
Class R (Symbol: FRURX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$1.07	$15.07	$14.00
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.2533			
Advisor Class (Symbol: FRUAX)		**Change**	**3/31/13**	**9/30/12**
Net Asset Value (NAV)		+$1.08	$15.20	$14.12
Distributions (10/1/12–3/31/13)				
Dividend Income	$0.2889			

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A	6-Month		1-Year	5-Year	10-Year
Cumulative Total Return[1]	+9.86%		+17.85%	+42.44%	+210.48%
Average Annual Total Return[2]	+5.21%		+12.84%	+6.41%	+11.51%
Value of $10,000 Investment[3]	$10,521		$11,284	$13,641	$29,728
Distribution Rate[4]		2.91%			
30-Day Standardized Yield[5]		3.03%			
Total Annual Operating Expenses[6]		0.76%			
Class C	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+9.62%		+17.25%	+38.89%	+195.18%
Average Annual Total Return[2]	+8.62%		+16.25%	+6.79%	+11.43%
Value of $10,000 Investment[3]	$10,862		$11,625	$13,889	$29,518
Distribution Rate[4]		2.56%			
30-Day Standardized Yield[5]		2.66%			
Total Annual Operating Expenses[6]		1.26%			
Class R	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+9.62%		+17.41%	+40.00%	+199.56%
Average Annual Total Return[2]	+9.62%		+17.41%	+6.96%	+11.60%
Value of $10,000 Investment[3]	$10,962		$11,741	$14,000	$29,956
Distribution Rate[4]		2.70%			
30-Day Standardized Yield[5]		2.81%			
Total Annual Operating Expenses[6]		1.11%			
Advisor Class	**6-Month**		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+9.88%		+17.92%	+43.44%	+214.87%
Average Annual Total Return[2]	+9.88%		+17.92%	+7.48%	+12.15%
Value of $10,000 Investment[3]	$10,988		$11,792	$14,344	$31,487
Distribution Rate[4]		3.18%			
30-Day Standardized Yield[5]		3.32%			
Total Annual Operating Expenses[6]		0.61%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236***.

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund's share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Distribution rate is based on an annualization of the respective class's current quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/13.
5. The 30-day standardized yield for the 30 days ended 3/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

Franklin Utilities Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12–3/31/13
Actual	$1,000	$1,098.60	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78
Class C			
Actual	$1,000	$1,096.20	$6.53
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.29
Class R			
Actual	$1,000	$1,096.20	$5.75
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.54
Advisor Class			
Actual	$1,000	$1,098.80	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.75%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Franklin Custodian Funds

Financial Highlights

Franklin DynaTech Fund

Class A	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$34.00	$27.66	$27.16	$23.20	$24.87	$32.33
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.05)	(0.11)	(0.14)	(0.11)	(0.06)	(0.08)
Net realized and unrealized gains (losses)	2.15	7.10	0.64	4.07	(0.03)	(6.67)
Total from investment operations	2.10	6.99	0.50	3.96	(0.09)	(6.75)
Less distributions from net realized gains	—	(0.65)	—	—	(1.58)	(0.71)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$36.10	$34.00	$27.66	$27.16	$23.20	$24.87
Total return[e]	6.18%	25.59%	1.84%	17.07%	2.71%	(21.36)%
Ratios to average net assets[f]						
Expenses	0.94%	0.96%	0.97%	1.03%	1.16%[g]	0.97%[g]
Net investment income (loss)	(0.30)%	(0.35)%	(0.46)%	(0.44)%	(0.34)%	(0.26)%
Supplemental data						
Net assets, end of period (000's)	$942,968	$898,665	$642,552	$566,764	$503,472	$388,843
Portfolio turnover rate	19.42%	16.65%	30.11%	31.39%	46.05%	41.01%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin DynaTech Fund

Class C	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$30.52	$25.07	$24.81	$21.34	$23.23	$30.46
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.16)	(0.32)	(0.34)	(0.28)	(0.19)	(0.28)
Net realized and unrealized gains (losses)	1.92	6.42	0.60	3.75	(0.12)	(6.24)
Total from investment operations	1.76	6.10	0.26	3.47	(0.31)	(6.52)
Less distributions from net realized gains	—	(0.65)	—	—	(1.58)	(0.71)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$32.28	$30.52	$25.07	$24.81	$21.34	$23.23
Total return[e]	5.77%	24.67%	1.05%	16.26%	1.89%	(21.93)%
Ratios to average net assets[f]						
Expenses	1.69%	1.71%	1.72%	1.78%	1.91%[g]	1.73%[g]
Net investment income (loss)	(1.05)%	(1.10)%	(1.21)%	(1.19)%	(1.09)%	(1.02)%
Supplemental data						
Net assets, end of period (000's)	$150,169	$142,903	$105,707	$93,927	$83,435	$53,289
Portfolio turnover rate	19.42%	16.65%	30.11%	31.39%	46.05%	41.01%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin DynaTech Fund

Class R	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009[a]
Per share operating performance (for a share outstanding throughout the period)					
Net asset value, beginning of period	$33.65	$27.44	$27.02	$23.13	$15.66
Income from investment operations[b]:					
Net investment income (loss)[c]	(0.09)	(0.19)	(0.22)	(0.17)	(0.09)
Net realized and unrealized gains (losses)	2.11	7.05	0.64	4.06	7.56
Total from investment operations	2.02	6.86	0.42	3.89	7.47
Less distributions from net realized gains	—	(0.65)	—	—	—
Net asset value, end of period	$35.67	$33.65	$27.44	$27.02	$23.13
Total return[d]	6.00%	25.32%	1.55%	16.82%	47.70%
Ratios to average net assets[e]					
Expenses	1.19%	1.21%	1.22%	1.28%	1.41%[f]
Net investment income (loss)	(0.55)%	(0.60)%	(0.71)%	(0.69)%	(0.59)%
Supplemental data					
Net assets, end of period (000's)	$34,928	$33,338	$11,100	$7,034	$6,345
Portfolio turnover rate	19.42%	16.65%	30.11%	31.39%	46.05%

[a]For the period December 1, 2008 (effective date) to September 30, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin DynaTech Fund

Advisor Class	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$34.39	$27.89	$27.33	$23.28	$24.90	$31.40
Income from investment operations[b]:						
Net investment income (loss)[c]	(0.01)	(0.03)	(0.06)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	2.17	7.18	0.62	4.10	(0.02)	(6.49)
Total from investment operations	2.16	7.15	0.56	4.05	(0.04)	(6.50)
Less distributions from net realized gains	—	(0.65)	—	—	(1.58)	—
Redemption fees[d]	—	—	—	—	—	—[e]
Net asset value, end of period	$36.55	$34.39	$27.89	$27.33	$23.28	$24.90
Total return[f]	6.28%	25.96%	2.05%	17.40%	2.92%	(20.70)%
Ratios to average net assets[g]						
Expenses	0.69%	0.71%	0.72%	0.78%	0.91%[h]	0.73%[h]
Net investment income (loss)	(0.05)%	(0.10)%	(0.21)%	(0.19)%	(0.09)%	(0.02)%
Supplemental data						
Net assets, end of period (000's)	$337,169	$260,012	$102,221	$11,541	$8,208	$1,938
Portfolio turnover rate	19.42%	16.65%	30.11%	31.39%	46.05%	41.01%

[a] For the period May 15, 2008 (effective date) to September 30, 2008.

[b] The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c] Based on average daily shares outstanding.

[d] Effective September 1, 2008, the redemption fee was eliminated.

[e] Amount rounds to less than $0.01 per share.

[f] Total return is not annualized for periods less than one year.

[g] Ratios are annualized for periods less than one year.

[h] Benefit of expense reduction rounds to less than 0.01%.

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks 95.9%			
Aerospace & Defense 2.2%			
The Boeing Co.	United States	130,000	$ 11,160,500
Precision Castparts Corp.	United States	110,000	20,858,200
			32,018,700
Air Freight & Logistics 1.3%			
FedEx Corp.	United States	200,000	19,640,000
Biotechnology 7.9%			
Amgen Inc.	United States	100,000	10,251,000
[a]Biogen Idec Inc.	United States	150,000	28,936,500
[a]Celgene Corp.	United States	200,000	23,182,000
[a]Celldex Therapeutics Inc.	United States	25,000	289,500
[a]Cepheid Inc.	United States	80,000	3,069,600
[a]Gilead Sciences Inc.	United States	500,000	24,465,000
[a]Medivation Inc.	United States	250,000	11,692,500
[a]Onyx Pharmaceuticals Inc.	United States	150,000	13,329,000
			115,215,100
Capital Markets 0.5%			
Financial Engines Inc.	United States	200,000	7,244,000
Chemicals 3.3%			
Monsanto Co.	United States	225,000	23,766,750
Novozymes AS	Denmark	150,000	5,085,708
Sigma-Aldrich Corp.	United States	250,000	19,420,000
			48,272,458
Commercial Services & Supplies 0.5%			
The ADT Corp.	United States	70,000	3,425,800
[a]Stericycle Inc.	United States	30,000	3,185,400
			6,611,200
Communications Equipment 2.7%			
[a]F5 Networks Inc.	United States	100,000	8,908,000
Motorola Solutions Inc.	United States	125,000	8,003,750
[a]Palo Alto Networks Inc.	United States	100,000	5,660,000
QUALCOMM Inc.	United States	250,000	16,737,500
			39,309,250
Computers & Peripherals 2.9%			
Apple Inc.	United States	95,000	42,049,850
Diversified Financial Services 0.9%			
Moody's Corp.	United States	250,000	13,330,000
Electronic Equipment, Instruments & Components 0.1%			
[a]Universal Display Corp.	United States	25,000	734,750
Energy Equipment & Services 6.0%			
Core Laboratories NV	Netherlands	40,000	5,516,800
[a]FMC Technologies Inc.	United States	600,000	32,634,000
[a]Forum Energy Technologies Inc.	United States	250,000	7,190,000
National Oilwell Varco Inc.	United States	200,000	14,150,000

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Energy Equipment & Services (continued)			
Oceaneering International Inc.	United States	100,000	$ 6,641,000
Schlumberger Ltd.	United States	300,000	22,467,000
			88,598,800
Food Products 0.5%			
Mead Johnson Nutrition Co., A	United States	100,000	7,745,000
Health Care Equipment & Supplies 3.0%			
Abbott Laboratories	United States	300,000	10,596,000
[a]Edwards Lifesciences Corp.	United States	160,000	13,145,600
[a]HeartWare International Inc.	United States	65,000	5,747,950
[a]Intuitive Surgical Inc.	United States	15,000	7,367,850
Stryker Corp.	United States	100,000	6,524,000
			43,381,400
Health Care Providers & Services 3.9%			
[a]DaVita HealthCare Partners Inc.	United States	100,000	11,859,000
[a]Express Scripts Holding Co.	United States	250,000	14,412,500
McKesson Corp.	United States	200,000	21,592,000
UnitedHealth Group Inc.	United States	150,000	8,581,500
			56,445,000
Health Care Technology 2.8%			
[a]athenahealth Inc.	United States	83,700	8,122,248
[a]Cerner Corp.	United States	350,000	33,162,500
			41,284,748
Internet & Catalog Retail 3.9%			
[a]Amazon.com Inc.	United States	125,000	33,311,250
Expedia Inc.	United States	50,000	3,000,500
[a]HomeAway Inc.	United States	25,000	812,500
[a]Priceline.com Inc.	United States	30,000	20,637,900
			57,762,150
Internet Software & Services 9.2%			
[a]Cornerstone OnDemand Inc.	United States	100,000	3,410,000
[a]Demandware Inc.	United States	100,000	2,535,000
[a]eBay Inc.	United States	350,000	18,977,000
[a]Equinix Inc.	United States	75,000	16,223,250
[a]Google Inc., A	United States	50,000	39,701,500
[a]LinkedIn Corp., A	United States	120,000	21,127,200
MercadoLibre Inc.	Argentina	100,000	9,656,000
Tencent Holdings Ltd.	China	500,000	15,895,200
[a]VeriSign Inc.	United States	10,000	472,800
[a]Yahoo! Inc.	United States	100,000	2,353,000
[a]Yelp Inc.	United States	200,000	4,742,000
			135,092,950
IT Services 5.7%			
International Business Machines Corp.	United States	50,000	10,665,000
MasterCard Inc., A	United States	65,000	35,173,450

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
IT Services (continued)			
Visa Inc., A	United States	225,000	$ 38,214,000
			84,052,450
Life Sciences Tools & Services 2.4%			
[a]Illumina Inc.	United States	110,000	5,940,000
Thermo Fisher Scientific Inc.	United States	200,000	15,298,000
[a]Waters Corp.	United States	150,000	14,086,500
			35,324,500
Machinery 1.1%			
Flowserve Corp.	United States	100,000	16,771,000
Media 1.6%			
[a]AMC Networks Inc., A	United States	100,000	6,318,000
[a]Liberty Media Corp., A	United States	120,000	13,395,600
[a]Starz-Liberty Capital, A	United States	200,000	4,430,000
			24,143,600
Oil, Gas & Consumable Fuels 2.5%			
Anadarko Petroleum Corp.	United States	200,000	17,490,000
Noble Energy Inc.	United States	150,000	17,349,000
Pioneer Natural Resources Co.	United States	10,000	1,242,500
			36,081,500
Pharmaceuticals 6.7%			
AbbVie Inc.	United States	300,000	12,234,000
[a]Actavis Inc.	United States	250,000	23,027,500
Allergan Inc.	United States	250,000	27,907,500
Novo Nordisk AS, ADR	Denmark	120,000	19,380,000
Perrigo Co.	United States	100,000	11,873,000
[a]Zoetis Inc.	United States	100,000	3,340,000
			97,762,000
Professional Services 1.4%			
[a]The Advisory Board Co.	United States	200,000	10,504,000
[a]IHS Inc., A	United States	100,000	10,472,000
			20,976,000
Real Estate Investment Trusts (REITs) 1.8%			
American Tower Corp.	United States	350,000	26,922,000
Semiconductors & Semiconductor Equipment 6.2%			
ARM Holdings PLC, ADR	United Kingdom	800,000	33,896,000
ASML Holding NV, N.Y. shs	Netherlands	125,000	8,501,250
[a]Hittite Microwave Corp.	United States	125,000	7,570,000
Intel Corp.	United States	900,000	19,665,000
[a]Lam Research Corp.	United States	250,000	10,365,000
Power Integrations Inc.	United States	130,000	5,643,300
Samsung Electronics Co. Ltd.	South Korea	1,000	1,374,004
[a]Semtech Corp.	United States	100,000	3,539,000
			90,553,554

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Software 12.4%			
[a]ANSYS Inc.	United States	200,000	$ 16,284,000
[a]Aspen Technology Inc.	United States	500,000	16,145,000
[a]Autodesk Inc.	United States	200,000	8,248,000
[a]Citrix Systems Inc.	United States	50,000	3,608,000
[a]CommVault Systems Inc.	United States	200,000	16,396,000
[a]Concur Technologies Inc.	United States	70,000	4,806,200
[a]Guidewire Software Inc.	United States	100,000	3,844,000
[a]Imperva Inc.	United States	200,000	7,700,000
Intuit Inc.	United States	180,000	11,817,000
[a]NetSuite Inc.	United States	300,000	24,018,000
[a]Red Hat Inc.	United States	140,000	7,078,400
[a]Salesforce.com Inc.	United States	125,000	22,353,750
[a]ServiceNow Inc.	United States	200,000	7,240,000
[a]Solarwinds Inc.	United States	100,000	5,910,000
[a]Splunk Inc.	United States	200,000	8,006,000
[a]Ultimate Software Group Inc.	United States	75,000	7,812,000
[a]VMware Inc., A	United States	100,000	7,888,000
[a]Workday Inc.	United States	50,000	3,081,500
			182,235,850
Textiles, Apparel & Luxury Goods 1.1%			
NIKE Inc., B	United States	100,000	5,901,000
[b]Prada Holding SpA, 144A	Italy	1,000,000	10,105,174
			16,006,174
Trading Companies & Distributors 1.1%			
Fastenal Co.	United States	300,000	15,405,000
Wireless Telecommunication Services 0.3%			
[a]SBA Communications Corp.	United States	60,000	4,321,200
Total Common Stocks (Cost $828,780,134)			1,405,290,184
Short Term Investments (Cost $58,915,768) 4.0%			
Money Market Funds 4.0%			
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	58,915,768	58,915,768
Total Investments (Cost $887,695,902) 99.9%			1,464,205,952
Other Assets, less Liabilities 0.1%			1,027,978
Net Assets 100.0%			$1,465,233,930

See Abbreviations on page 129.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2013, the value of this security was $10,105,174, representing 0.69% of net assets.

[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Financial Highlights

Franklin Growth Fund

Class A	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$50.13	$40.45	$41.11	$36.48	$37.17	$46.36
Income from investment operations[a]:						
Net investment income[b]	0.15	0.20	0.19	0.20	0.29	0.24
Net realized and unrealized gains (losses)	4.50	9.76	(0.67)	4.71	(0.67)	(9.30)
Total from investment operations	4.65	9.96	(0.48)	4.91	(0.38)	(9.06)
Less distributions from:						
Net investment income	(0.14)	(0.16)	(0.18)	(0.28)	(0.31)	(0.13)
Net realized gains	—	(0.12)	—	—	—	—
Total distributions	(0.14)	(0.28)	(0.18)	(0.28)	(0.31)	(0.13)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$54.64	$50.13	$40.45	$41.11	$36.48	$37.17
Total return[e]	9.31%	24.74%	(1.23)%	13.52%	(0.71)%	(19.59)%
Ratios to average net assets[f]						
Expenses	0.91%	0.94%	0.92%	0.94%	1.00%[g]	0.89%[g]
Net investment income	0.57%	0.43%	0.42%	0.50%	0.95%	0.56%
Supplemental data						
Net assets, end of period (000's)	$4,706,209	$4,135,962	$3,046,277	$2,587,802	$2,173,714	$1,708,612
Portfolio turnover rate	0.16%	3.50%	2.72%	4.36%	3.92%	5.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Growth Fund

Class C	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$47.10	$38.16	$38.92	$34.61	$35.14	$44.03
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.04)	(0.14)	(0.14)	(0.09)	0.06	(0.08)
Net realized and unrealized gains (losses)	4.23	9.20	(0.62)	4.47	(0.57)	(8.81)
Total from investment operations	4.19	9.06	(0.76)	4.38	(0.51)	(8.89)
Less distributions from:						
Net investment income	—	—	—	(0.07)	(0.02)	—
Net realized gains	—	(0.12)	—	—	—	—
Total distributions	—	(0.12)	—	(0.07)	(0.02)	—
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$51.29	$47.10	$38.16	$38.92	$34.61	$35.14
Total return[e]	8.90%	23.79%	(1.95)%	12.69%	(1.45)%	(20.19)%
Ratios to average net assets[f]						
Expenses	1.66%	1.69%	1.67%	1.69%	1.75%[g]	1.64%[g]
Net investment income (loss)	(0.18)%	(0.32)%	(0.33)%	(0.25)%	0.20%	(0.19)%
Supplemental data						
Net assets, end of period (000's)	$496,461	$466,205	$390,171	$349,188	$315,305	$255,425
Portfolio turnover rate	0.16%	3.50%	2.72%	4.36%	3.92%	5.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Growth Fund

Class R	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$49.82	$40.23	$40.94	$36.37	$36.87	$45.99
Income from investment operations[a]:						
Net investment income[b]	0.08	0.08	0.06	0.08	0.20	0.14
Net realized and unrealized gains (losses)	4.48	9.71	(0.65)	4.72	(0.59)	(9.23)
Total from investment operations	4.56	9.79	(0.59)	4.80	(0.39)	(9.09)
Less distributions from:						
Net investment income	(0.06)	(0.08)	(0.12)	(0.23)	(0.11)	(0.03)
Net realized gains	—	(0.12)	—	—	—	—
Total distributions	(0.06)	(0.20)	(0.12)	(0.23)	(0.11)	(0.03)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$54.32	$49.82	$40.23	$40.94	$36.37	$36.87
Total return[e]	9.16%	24.42%	(1.47)%	13.26%	(0.98)%	(19.78)%
Ratios to average net assets[f]						
Expenses	1.16%	1.19%	1.17%	1.19%	1.25%[g]	1.14%[g]
Net investment income	0.32%	0.18%	0.17%	0.25%	0.70%	0.31%
Supplemental data						
Net assets, end of period (000's)	$510,286	$466,954	$283,464	$117,484	$65,113	$30,175
Portfolio turnover rate	0.16%	3.50%	2.72%	4.36%	3.92%	5.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Growth Fund

Advisor Class	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$50.24	$40.53	$41.18	$36.53	$37.25	$46.45
Income from investment operations[a]:						
Net investment income[b]	0.21	0.32	0.30	0.29	0.36	0.34
Net realized and unrealized gains (losses)	4.51	9.78	(0.68)	4.72	(0.68)	(9.31)
Total from investment operations	4.72	10.10	(0.38)	5.01	(0.32)	(8.97)
Less distributions from:						
Net investment income	(0.23)	(0.27)	(0.27)	(0.36)	(0.40)	(0.23)
Net realized gains	—	(0.12)	—	—	—	—
Total distributions	(0.23)	(0.39)	(0.27)	(0.36)	(0.40)	(0.23)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$54.73	$50.24	$40.53	$41.18	$36.53	$37.25
Total return[e]	9.44%	25.04%	(0.96)%	13.82%	(0.45)%	(19.39)%
Ratios to average net assets[f]						
Expenses	0.66%	0.69%	0.67%	0.69%	0.75%[g]	0.64%[g]
Net investment income	0.82%	0.68%	0.67%	0.75%	1.20%	0.81%
Supplemental data						
Net assets, end of period (000's)	$1,840,722	$1,399,191	$917,394	$544,936	$430,926	$256,988
Portfolio turnover rate	0.16%	3.50%	2.72%	4.36%	3.92%	5.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Statement of Investments, March 31, 2013 (unaudited)

Franklin Growth Fund	Shares	Value
Common Stocks 85.9%		
Automobiles & Components 2.5%		
[a]BorgWarner Inc.	600,000	$ 46,404,000
Ford Motor Co.	1,200,000	15,780,000
[a]General Motors Co.	600,000	16,692,000
Harley-Davidson Inc.	913,096	48,668,017
Johnson Controls Inc.	1,600,000	56,112,000
Toyota Motor Corp., ADR (Japan)	30,000	3,079,200
		186,735,217
Banks 0.4%		
Wells Fargo & Co.	750,000	27,742,500
Capital Goods 15.6%		
3M Co.	855,000	90,895,050
ABB Ltd., ADR (Switzerland)	1,500,000	34,140,000
The Boeing Co.	1,100,000	94,435,000
Caterpillar Inc.	325,000	28,265,250
Danaher Corp.	1,000,000	62,150,000
Deere & Co.	200,000	17,196,000
Emerson Electric Co.	1,100,000	61,457,000
General Dynamics Corp.	1,000,000	70,510,000
General Electric Co.	1,800,000	41,616,000
Huntington Ingalls Industries Inc.	166,666	8,888,298
Illinois Tool Works Inc.	1,000,000	60,940,000
Ingersoll-Rand PLC	1,100,000	60,511,000
Lockheed Martin Corp.	500,000	48,260,000
Northrop Grumman Corp.	1,100,000	77,165,000
Pall Corp.	850,000	58,114,500
Precision Castparts Corp.	250,000	47,405,000
Raytheon Co.	600,000	35,274,000
Rockwell Collins Inc.	350,000	22,092,000
Textron Inc.	1,600,000	47,696,000
United Technologies Corp.	900,000	84,087,000
W.W. Grainger Inc.	550,000	123,739,000
		1,174,836,098
Commercial & Professional Services 2.3%		
Avery Dennison Corp.	462,000	19,898,340
Dun & Bradstreet Corp.	400,000	33,460,000
Equifax Inc.	500,000	28,795,000
[a]IHS Inc., A	400,000	41,888,000
Robert Half International Inc.	150,000	5,629,500
[a]Stericycle Inc.	200,000	21,236,000
[a]Verisk Analytics Inc., A	300,000	18,489,000
		169,395,840
Consumer Durables & Apparel 1.8%		
NIKE Inc., B	900,000	53,109,000
VF Corp.	500,000	83,875,000
		136,984,000

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Consumer Services 0.8%		
Carnival Corp.	1,200,000	$ 41,160,000
Interval Leisure Group Inc.	60,020	1,304,835
Starwood Hotels & Resorts Worldwide Inc.	250,000	15,932,500
		58,397,335
Diversified Financials 2.2%		
American Express Co.	600,000	40,476,000
BlackRock Inc.	208,000	53,431,040
JPMorgan Chase & Co.	600,000	28,476,000
T. Rowe Price Group Inc.	625,000	46,793,750
		169,176,790
Energy 4.1%		
Anadarko Petroleum Corp.	675,000	59,028,750
BP PLC, ADR (United Kingdom)	353,542	14,972,504
ConocoPhillips	35,000	2,103,500
Devon Energy Corp.	320,000	18,054,400
Exxon Mobil Corp.	70,000	6,307,700
[a]FMC Technologies Inc.	625,000	33,993,750
Halliburton Co.	850,000	34,348,500
National Oilwell Varco Inc.	600,000	42,450,000
Occidental Petroleum Corp.	300,000	23,511,000
Peabody Energy Corp.	950,000	20,092,500
Phillips 66	17,500	1,224,475
Royal Dutch Shell PLC, A, ADR (United Kingdom)	280,000	18,244,800
Schlumberger Ltd.	500,000	37,445,000
[a]Transocean Ltd.	15,222	790,935
		312,567,814
Food & Staples Retailing 0.4%		
CVS Caremark Corp.	600,000	32,994,000
Food, Beverage & Tobacco 2.0%		
Bunge Ltd.	250,000	18,457,500
Mead Johnson Nutrition Co., A	650,000	50,342,500
[a]Monster Beverage Corp.	900,000	42,966,000
PepsiCo Inc.	450,000	35,599,500
		147,365,500
Health Care Equipment & Services 6.0%		
Abbott Laboratories	400,000	14,128,000
Aetna Inc.	400,000	20,448,000
[a]Allscripts Healthcare Solutions Inc.	1,100,000	14,949,000
Baxter International Inc.	400,000	29,056,000
Cardinal Health Inc.	300,000	12,486,000
[a]CareFusion Corp.	1,000,000	34,990,000
Covidien PLC	425,000	28,832,000
[a]Edwards Lifesciences Corp.	200,000	16,432,000
[a]Express Scripts Holding Co.	361,648	20,849,007

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care Equipment & Services (continued)		
[a]Haemonetics Corp.	1,000,000	$ 41,660,000
[a]Henry Schein Inc.	350,000	32,392,500
Hill-Rom Holdings Inc.	300,000	10,566,000
[a]Intuitive Surgical Inc.	100,000	49,119,000
Medtronic Inc.	60,000	2,817,600
Quest Diagnostics Inc.	500,000	28,225,000
Stryker Corp.	400,000	26,096,000
Teleflex Inc.	500,000	42,255,000
[a]Varian Medical Systems Inc.	300,000	21,600,000
Zimmer Holdings Inc.	100,000	7,522,000
		454,423,107
Household & Personal Products 0.3%		
The Procter & Gamble Co.	335,000	25,815,100
Insurance 0.8%		
Aflac Inc.	600,000	31,212,000
[a]Berkshire Hathaway Inc., A	184	28,755,520
		59,967,520
Materials 4.3%		
Air Products and Chemicals Inc.	500,000	43,560,000
Celanese Corp., A	1,200,000	52,860,000
Ecolab Inc.	550,000	44,099,000
Freeport-McMoRan Copper & Gold Inc., B	750,000	24,825,000
Martin Marietta Materials Inc.	225,000	22,954,500
Newcrest Mining Ltd. (Australia)	1,000,000	20,868,040
Praxair Inc.	500,000	55,770,000
Sigma-Aldrich Corp.	800,000	62,144,000
		327,080,540
Media 1.8%		
[a]Live Nation Entertainment Inc.	88,491	1,094,634
The Walt Disney Co.	1,687,290	95,838,072
Washington Post Co., B	80,000	35,760,000
		132,692,706
Pharmaceuticals, Biotechnology & Life Sciences 12.9%		
AbbVie Inc.	400,000	16,312,000
Agilent Technologies Inc.	1,300,000	54,561,000
Allergan Inc.	950,000	106,048,500
Amgen Inc.	1,000,000	102,510,000
[a]Biogen Idec Inc.	500,000	96,455,000
[a]Celgene Corp.	390,000	45,204,900
[a]Covance Inc.	200,000	14,864,000
Eli Lilly & Co.	500,000	28,395,000
[a]Gilead Sciences Inc.	600,000	29,358,000
[a]Hospira Inc.	1,000,000	32,830,000
[a]Illumina Inc.	400,000	21,600,000

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Pharmaceuticals, Biotechnology & Life Sciences (continued)		
Johnson & Johnson	1,200,100	$ 97,844,153
Merck & Co. Inc.	1,000,000	44,230,000
[a]Mettler-Toledo International Inc.	400,000	85,288,000
Pfizer Inc.	2,761,000	79,682,460
Roche Holding AG, ADR (Switzerland)	750,000	43,950,000
Teva Pharmaceutical Industries Ltd., ADR (Israel)	600,000	23,808,000
[a]Waters Corp.	575,000	53,998,250
		976,939,263
Real Estate 0.7%		
American Tower Corp.	715,000	54,997,800
Retailing 1.3%		
[a]Amazon.com Inc.	250,000	66,622,500
Expedia Inc.	200,000	12,002,000
HSN Inc.	100,000	5,486,000
[a]TripAdvisor Inc.	200,000	10,504,000
		94,614,500
Semiconductors & Semiconductor Equipment 0.3%		
Intel Corp.	700,000	15,295,000
[a]SunPower Corp.	133,873	1,544,894
Texas Instruments Inc.	250,000	8,870,000
		25,709,894
Software & Services 10.5%		
[a]Autodesk Inc.	800,000	32,992,000
Automatic Data Processing Inc.	700,000	45,514,000
[a]Check Point Software Technologies Ltd. (Israel)	525,000	24,669,750
[a]Citrix Systems Inc.	275,000	19,844,000
Computer Sciences Corp.	1,400,000	68,922,000
[a]Facebook Inc., A	400,000	10,232,000
[a]Fortinet Inc.	1,500,000	35,520,000
[a]Google Inc., A	150,000	119,104,500
IAC/InterActiveCorp	300,000	13,404,000
[a]Informatica Corp.	800,000	27,576,000
International Business Machines Corp.	600,000	127,980,000
Intuit Inc.	300,000	19,695,000
MasterCard Inc., A	100,000	54,113,000
Microsoft Corp.	1,000,000	28,610,000
Oracle Corp.	2,300,000	74,382,000
Visa Inc., A	300,000	50,952,000
[a]Yahoo! Inc.	1,700,000	40,001,000
		793,511,250

Franklin Custodian Funds

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Technology Hardware & Equipment 7.9%		
[a]Acme Packet Inc.	800,000	$ 23,376,000
Apple Inc.	575,000	254,512,250
Cisco Systems Inc.	2,945,000	61,579,950
[a]EMC Corp.	2,700,000	64,503,000
Hewlett-Packard Co.	1,156,250	27,565,000
Logitech International SA (Switzerland)	150,000	1,045,500
Molex Inc.	71,483	2,093,022
Molex Inc., A	133,100	3,210,372
QUALCOMM Inc.	660,000	44,187,000
[a,b]Research In Motion Ltd. (Canada)	450,000	6,502,500
TE Connectivity Ltd.	1,100,000	46,123,000
[a]Trimble Navigation Ltd.	2,100,000	62,916,000
		597,613,594
Telecommunication Services 0.2%		
America Movil SAB de CV, L, ADR (Mexico)	518,600	10,869,856
Transportation 6.2%		
[a]Air France-KLM, ADR (France)	800,000	7,640,000
[a]Alaska Air Group Inc.	1,600,000	102,336,000
Allegiant Travel Co.	100,000	8,878,000
Arkansas Best Corp.	260,000	3,036,800
C.H. Robinson Worldwide Inc.	267,300	15,893,658
Canadian National Railway Co. (Canada)	500,000	50,150,000
Canadian Pacific Railway Ltd. (Canada)	500,000	65,235,000
Expeditors International of Washington Inc.	600,000	21,426,000
Forward Air Corp.	500,000	18,645,000
Heartland Express Inc.	600,000	8,004,000
[a]International Consolidated Airlines Group SA, ADR (United Kingdom)	1,400,000	27,048,000
Ryanair Holdings PLC, ADR (Ireland)	239,200	9,993,776
Southwest Airlines Co.	100,000	1,348,000
Union Pacific Corp.	600,000	85,446,000
[a]United Continental Holdings Inc.	1,050,000	33,610,500
Werner Enterprises Inc.	462,000	11,152,680
		469,843,414
Utilities 0.6%		
American Water Works Co. Inc.	700,000	29,008,000
NextEra Energy Inc.	250,000	19,420,000
		48,428,000
Total Common Stocks (Cost $3,309,609,879)		6,488,701,638
Short Term Investments 14.1%		
Money Market Funds (Cost $375,215,175) 5.0%		
[a,c]Institutional Fiduciary Trust Money Market Portfolio	375,215,175	375,215,175

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Growth Fund	Principal Amount	Value
Short Term Investments (continued)		
Repurchase Agreements (Cost $682,306,064) 9.0%		
[d]Joint Repurchase Agreement, 0.151%, 4/01/13 (Maturity Value $682,317,497)	$682,306,064	$ 682,306,064
BNP Paribas Securities Corp. (Maturity Value $111,265,514)		
Credit Suisse Securities (USA) LLC (Maturity Value $139,076,775)		
Deutsche Bank Securities Inc. (Maturity Value $112,091,118)		
HSBC Securities (USA) Inc. (Maturity Value $194,712,945)		
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $83,447,430)		
Morgan Stanley & Co. LLC (Maturity Value $41,723,715)		
Collateralized by U.S. Government Agency Securities, 0.125% - 5.50%, 4/10/13 - 3/28/18; U.S. Government Agency Securities, zero cpn., 2/28/14 - 6/01/17; U.S. Treasury Bonds, 2.75%, 8/15/42; and U.S. Treasury Notes, 0.25% - 3.25%, 3/15/14 - 8/31/17 (valued at $ 696,239,772)		
	Shares	
[e]**Investments from Cash Collateral Received for Loaned Securities 0.1%**		
Money Market Funds (Cost $6,750,000) 0.1%		
[f]BNY Mellon Overnight Government Fund, 0.146%	6,750,000	6,750,000
Total Investments (Cost $4,373,881,118) 100.0%		7,552,972,877
Other Assets, less Liabilities 0.0%[†]		704,671
Net Assets 100.0%		$7,553,677,548

See Abbreviations on page 129.

[†]Rounds to less than 0.1% of net assets.
[a]Non-income producing.
[b]A portion or all of the security is on loan at March 31, 2013. See Note 1(g).
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(c) regarding joint repurchase agreement.
[e]See Note 1(g) regarding securities on loan.
[f]The rate shown is the annualized seven-day yield at period end.

Financial Highlights

Franklin Income Fund

Class A	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$2.23	$1.98	$2.11	$1.99	$1.98	$2.74
Income from investment operations[a]:						
Net investment income[b]	0.06	0.13	0.13	0.13	0.13	0.16
Net realized and unrealized gains (losses)	0.11	0.26	(0.12)	0.14	0.04	(0.71)
Total from investment operations	0.17	0.39	0.01	0.27	0.17	(0.55)
Less distributions from:						
Net investment income	(0.07)	(0.14)	(0.14)	(0.15)	(0.16)	(0.15)
Net realized gains	—	—	—	—	—[c]	(0.06)
Total distributions	(0.07)	(0.14)	(0.14)	(0.15)	(0.16)	(0.21)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$2.33	$2.23	$1.98	$2.11	$1.99	$1.98
Total return[e]	7.70%	20.38%	0.01%	13.90%	10.56%	(21.36)%
Ratios to average net assets[f]						
Expenses	0.62%	0.64%[g]	0.63%[g]	0.65%[g]	0.68%[g]	0.62%[g]
Net investment income	5.38%	5.90%	6.03%	6.40%	7.93%	6.44%
Supplemental data						
Net assets, end of period (000's)	$45,618,238	$41,280,437	$32,847,934	$32,281,991	$27,773,006	$26,892,973
Portfolio turnover rate	15.34%	33.44%	35.83%	46.85%	51.36%	39.92%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Income Fund

Class C	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$2.25	$2.00	$2.13	$2.00	$1.99	$2.76
Income from investment operations[a]:						
Net investment income[b]	0.06	0.12	0.12	0.12	0.13	0.15
Net realized and unrealized gains (losses)	0.10	0.26	(0.12)	0.15	0.03	(0.72)
Total from investment operations	0.16	0.38	—	0.27	0.16	(0.57)
Less distributions from:						
Net investment income	(0.06)	(0.13)	(0.13)	(0.14)	(0.15)	(0.14)
Net realized gains	—	—	—	—	—[c]	(0.06)
Total distributions	(0.06)	(0.13)	(0.13)	(0.14)	(0.15)	(0.20)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$2.35	$2.25	$2.00	$2.13	$2.00	$1.99
Total return[e]	7.35%	19.58%	(0.48)%	13.76%	9.93%	(21.98)%
Ratios to average net assets[f]						
Expenses	1.12%	1.14%[g]	1.13%[g]	1.15%[g]	1.18%[g]	1.12%[g]
Net investment income	4.88%	5.40%	5.53%	5.90%	7.43%	5.94%
Supplemental data						
Net assets, end of period (000's)	$22,320,056	$20,220,114	$16,217,805	$15,605,055	$13,054,203	$12,443,143
Portfolio turnover rate	15.34%	33.44%	35.83%	46.85%	51.36%	39.92%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Income Fund

Class R	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$2.20	$1.96	$2.09	$1.96	$1.95	$2.71
Income from investment operations[a]:						
Net investment income[b]	0.06	0.12	0.12	0.12	0.13	0.15
Net realized and unrealized gains (losses)	0.09	0.25	(0.12)	0.15	0.03	(0.71)
Total from investment operations	0.15	0.37	—	0.27	0.16	(0.56)
Less distributions from:						
Net investment income	(0.06)	(0.13)	(0.13)	(0.14)	(0.15)	(0.14)
Net realized gains	—	—	—	—	—[c]	(0.06)
Total distributions	(0.06)	(0.13)	(0.13)	(0.14)	(0.15)	(0.20)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$2.29	$2.20	$1.96	$2.09	$1.96	$1.95
Total return[e]	7.16%	19.66%	(0.32)%	14.23%	10.31%	(21.91)%
Ratios to average net assets[f]						
Expenses	0.97%	0.99%[g]	0.98%[g]	1.00%[g]	1.03%[g]	0.97%[g]
Net investment income	5.03%	5.55%	5.68%	6.05%	7.58%	6.09%
Supplemental data						
Net assets, end of period (000's)	$439,434	$426,525	$360,907	$370,564	$315,298	$267,956
Portfolio turnover rate	15.34%	33.44%	35.83%	46.85%	51.36%	39.92%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Income Fund

Advisor Class	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$2.22	$1.97	$2.10	$1.98	$1.97	$2.73
Income from investment operations[a]:						
Net investment income[b]	0.06	0.13	0.13	0.13	0.14	0.16
Net realized and unrealized gains (losses)	0.10	0.26	(0.12)	0.14	0.03	(0.70)
Total from investment operations	0.16	0.39	0.01	0.27	0.17	(0.54)
Less distributions from:						
Net investment income	(0.07)	(0.14)	(0.14)	(0.15)	(0.16)	(0.16)
Net realized gains	—	—	—	—	—[c]	(0.06)
Total distributions	(0.07)	(0.14)	(0.14)	(0.15)	(0.16)	(0.22)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$2.31	$2.22	$1.97	$2.10	$1.98	$1.97
Total return[e]	7.36%	20.69%	0.16%	14.15%	10.79%	(21.33)%
Ratios to average net assets[f]						
Expenses	0.47%	0.49%[g]	0.48%[g]	0.50%[g]	0.53%[g]	0.47%[g]
Net investment income	5.53%	6.05%	6.18%	6.55%	8.08%	6.59%
Supplemental data						
Net assets, end of period (000's)	$7,133,721	$6,444,763	$5,032,128	$4,593,709	$4,183,925	$4,259,806
Portfolio turnover rate	15.34%	33.44%	35.83%	46.85%	51.36%	39.92%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Statement of Investments, March 31, 2013 (unaudited)

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 46.1%			
Consumer Discretionary 0.3%			
[a,b,c] Dex One Corp.	United States	10,242,757	$ 17,515,114
[a] General Motors Co., wts., 7/10/16	United States	2,497,592	46,230,428
[a] General Motors Co., wts., 7/10/19	United States	2,497,592	29,446,610
[d] Johnson Controls Inc.	United States	784,000	27,494,880
L Brands Inc.	United States	2,000,000	89,320,000
[a] Motors Liquidation Co., Escrow Account	United States	400,000,000	40,000
[a] SuperMedia Inc., Litigation Trust	United States	30,326,101	37,938
			210,084,970
Consumer Staples 1.2%			
Diageo PLC	United Kingdom	6,000,000	189,069,999
Kellogg Co.	United States	1,800,000	115,974,000
PepsiCo Inc.	United States	5,241,600	414,662,976
Safeway Inc.	United States	8,000,000	210,800,000
			930,506,975
Energy 6.1%			
BP PLC, ADR	United Kingdom	22,000,000	931,700,000
[a,b] Callon Petroleum Co.	United States	3,900,000	14,430,000
[b] Canadian Oil Sands Ltd.	Canada	25,500,000	524,631,558
Chesapeake Energy Corp.	United States	2,460,978	50,228,561
Chevron Corp.	United States	5,500,000	653,510,000
ConocoPhillips	United States	2,500,000	150,250,000
Devon Energy Corp.	United States	6,000,000	338,520,000
Halliburton Co.	United States	400,000	16,164,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	13,153,598	857,088,446
Schlumberger Ltd.	United States	2,785,000	208,568,650
Spectra Energy Corp.	United States	12,000,000	369,000,000
Total SA, B, ADR	France	8,500,000	407,830,000
Woodside Petroleum Ltd.	Australia	3,000,000	111,844,366
			4,633,765,581
Financials 5.3%			
Banco Santander SA	Spain	17,933,906	120,506,120
Bank of America Corp.	United States	29,800,000	362,964,000
Barclays PLC	United Kingdom	30,000,000	132,736,484
BlackRock Inc.	United States	1,204,000	309,283,520
Commonwealth Bank of Australia	Australia	3,500,000	247,746,824
HSBC Holdings PLC	United Kingdom	40,000,000	427,023,919
JPMorgan Chase & Co.	United States	19,000,000	901,740,000
M&T Bank Corp.	United States	357,808	36,911,473
MetLife Inc.	United States	2,646,750	100,629,435
QBE Insurance Group Ltd.	Australia	14,000,000	196,856,909
Wells Fargo & Co.	United States	30,798,853	1,139,249,572
			3,975,648,256
Health Care 6.4%			
Johnson & Johnson	United States	12,000,000	978,360,000
Merck & Co. Inc.	United States	35,750,000	1,581,222,500
Pfizer Inc.	United States	28,000,000	808,080,000

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Health Care (continued)			
Roche Holding AG	Switzerland	4,000,000	$ 931,457,774
Sanofi, ADR	France	9,818,388	501,523,259
			4,800,643,533
Industrials 3.1%			
Caterpillar Inc.	United States	1,000,000	86,970,000
General Electric Co.	United States	50,000,000	1,156,000,000
Lockheed Martin Corp.	United States	3,500,000	337,820,000
Raytheon Co.	United States	2,000,000	117,580,000
Republic Services Inc.	United States	6,000,000	198,000,000
Waste Management Inc.	United States	10,694,000	419,311,740
			2,315,681,740
Information Technology 1.5%			
Cisco Systems Inc.	United States	5,070,000	106,013,700
Intel Corp.	United States	27,411,339	598,937,766
Microsoft Corp.	United States	10,000,000	286,100,000
Texas Instruments Inc.	United States	2,840,000	100,763,200
			1,091,814,666
Materials 6.0%			
Agrium Inc.	Canada	2,878,332	280,637,370
AngloGold Ashanti Ltd., ADR	South Africa	3,834,000	90,290,700
Barrick Gold Corp.	Canada	10,131,582	297,868,511
BHP Billiton PLC	United Kingdom	16,000,000	465,954,788
The Dow Chemical Co.	United States	25,000,000	796,000,000
E. I. du Pont de Nemours and Co.	United States	12,000,000	589,920,000
Freeport-McMoRan Copper & Gold Inc., B	United States	10,000,000	331,000,000
Goldcorp Inc.	Canada	10,000,000	336,300,000
LyondellBasell Industries NV, A	United States	8,500,000	537,965,000
Newmont Mining Corp.	United States	10,000,000	418,900,000
Rio Tinto PLC, ADR	United Kingdom	8,900,836	419,051,359
			4,563,887,728
Telecommunication Services 2.8%			
AT&T Inc.	United States	20,000,000	733,800,000
CenturyLink Inc.	United States	5,000,000	175,650,000
France Telecom SA	France	10,000,000	101,137,962
Frontier Communications Corp.	United States	25,000,000	99,500,000
[a]Sprint Nextel Corp.	United States	5,000,000	31,050,000
Telstra Corp. Ltd.	Australia	35,000,000	164,290,278
Vivendi SA	France	12,393,714	256,017,101
Vodafone Group PLC	United Kingdom	200,000,000	567,172,008
			2,128,617,349
Utilities 13.4%			
AGL Resources Inc.	United States	2,700,000	113,265,000
American Electric Power Co. Inc.	United States	12,500,000	607,875,000
Dominion Resources Inc.	United States	10,500,000	610,890,000

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Utilities (continued)			
DTE Energy Co.	United States	2,000,000	$ 136,680,000
Duke Energy Corp.	United States	14,000,000	1,016,260,000
[a,b,e] Dynegy Holdings Inc., Escrow Account	United States	1,024,235,000	—
[a,b,c] Dynegy Inc.	United States	26,058,906	625,153,155
[a,b,c] Dynegy Inc., wts., 10/02/17	United States	1,143,273	1,474,822
[a,b,e] Dynegy Roseton Danskammer Pass Through Trust, Escrow Account	United States	40,000,000	—
Edison International	United States	4,000,000	201,280,000
Entergy Corp.	United States	8,000,000	505,920,000
Exelon Corp.	United States	30,000,000	1,034,400,000
FirstEnergy Corp.	United States	10,500,000	443,100,000
NextEra Energy Inc.	United States	6,663,490	517,619,903
Pepco Holdings Inc.	United States	6,000,000	128,400,000
PG&E Corp.	United States	17,000,000	757,010,000
Pinnacle West Capital Corp.	United States	4,800,000	277,872,000
PPL Corp.	United States	15,000,000	469,650,000
Public Service Enterprise Group Inc.	United States	18,000,000	618,120,000
Sempra Energy	United States	8,400,000	671,496,000
The Southern Co.	United States	15,054,000	706,333,680
TECO Energy Inc.	United States	10,000,000	178,200,000
Xcel Energy Inc.	United States	17,500,000	519,750,000
			10,140,749,560
Total Common Stocks and Other Equity Interests (Cost $29,966,907,783)			34,791,400,358
[f] **Equity-Linked Securities 8.9%**			
Consumer Discretionary 1.2%			
Credit Suisse New York into General Motor Co., 7.00%	United States	7,530,000	212,595,996
Credit Suisse New York into Johnson Controls Inc., 7.50%	United States	3,200,000	110,376,000
[g] Deutsche Bank AG into Ford Motor Co., 8.00%, 144A	United States	19,236,000	255,609,892
[g] JPMorgan Chase & Co. into Ford Motor Co., 7.50%, 144A	United States	8,145,000	107,145,846
[g] Morgan Stanley into Johnson Controls Inc., 9.00%, 144A	United States	1,765,000	58,227,350
[g] Wells Fargo & Co. into Ford Motor Co., 8.50%, 144A	United States	11,250,000	134,980,875
			878,935,959
Consumer Staples 0.2%			
[g] The Goldman Sachs Group Inc. into Safeway Inc., 9.50%, 144A	United States	5,640,000	133,613,856
Energy 2.6%			
[g] Bank of America Corp. into Bakers Hughes Inc., 8.15%, 144A	United States	3,950,000	178,003,590
[g] Bank of America Corp. into Halliburton Co., 7.00%, 144A	United States	2,326,000	91,843,505
[g] Barclays Bank PLC into Alpha Natural Resources Inc., 12.50%, 144A	United States	11,000,000	102,662,670
[g] Barclays Bank PLC into Anadarko Petroleum Corp., 8.00%, 144A	United States	1,584,000	121,755,427
[g] Barclays Bank PLC into Baker Hughes Inc., 8.00%, 144A	United States	2,327,000	109,272,197

Franklin Income Fund	Country	Shares/Warrants	Value
[f]Equity-Linked Securities (continued)			
Energy (continued)			
[g]Barclays Bank PLC into Peabody Energy Corp., 10.00%, 144A	United States	4,750,000	$ 100,898,075
[g]Barclays Bank PLC into Weatherford International Ltd., 9.00%, 144A	United States	9,957,000	114,007,650
Credit Suisse New York into Chesapeake Energy Corp., 8.00%	United States	7,332,000	150,774,515
Credit Suisse New York into Halliburton Co., 10.00%	United States	3,800,000	120,185,640
Credit Suisse New York into Schlumberger Ltd., 8.00%	United States	1,550,000	114,006,840
[g]Deutsche Bank AG into Alpha Natural Resources Inc., 12.50%, 144A	United States	6,795,000	59,345,695
[g]Deutsche Bank AG into Chesapeake Energy Corp., 12.50%, 144A	United States	3,960,000	83,011,500
[g]Deutsche Bank AG into Halliburton Co., 9.00%, 144A	United States	3,000,000	114,442,500
[g]Deutsche Bank AG into Peabody Energy Corp., 9.50%, 144A	United States	4,695,000	102,744,441
[g]JPMorgan Chase & Co. into Halliburton Co., 6.50%, 144A	United States	5,900,000	241,966,080
[g]UBS AG into Peabody Energy Corp., 12.50%, 144A	United States	2,413,000	53,857,919
[g]UBS AG into Anadarko Petroleum Corp., 9.00%, 144A	United States	1,510,000	117,559,238
			1,976,337,482
Financials 1.4%			
[g]BNP Paribas into Citigroup Inc., 7.50%, 144A.	United States	2,608,000	117,546,211
[g]The Goldman Sachs Group Inc. into Bank of America Corp., 9.00%, 144A	United States	28,900,000	317,584,990
[g]The Goldman Sachs Group Inc. into Bank of America Corp., 9.00%, 144A	United States	21,186,000	262,947,921
[g]JPMorgan Chase & Co. into Citigroup Inc., 8.00%, 144A	United States	6,650,000	280,909,300
[g]UBS AG into Bank of America Corp., 9.00%, 144A	United States	10,115,000	122,274,166
			1,101,262,588
Industrials 0.1%			
[g]The Goldman Sachs Group Inc. into Rockwell Automation Inc., 8.00%, 144A	United States	1,050,000	81,670,785
Information Technology 1.5%			
[g]Bank of America Corp. into Intel Corp., 8.00%, 144A	United States	11,782,000	258,849,362
[g]Bank of America Corp. into Lam Research Corp., 7.00%, 144A	United States	1,695,000	65,681,420
[g]Barclays Bank PLC into Oracle Corp., 7.50%, 144A	United States	3,100,000	93,975,260
[g]Barclays Bank PLC into VeriFone Systems Inc., 10.00%, 144A	United States	1,716,000	38,127,632
Credit Suisse New York into Broadcom Corp., 8.10%	United States	1,950,000	65,136,825
Credit Suisse New York into Corning Inc., 9.00%	United States	5,000,000	69,145,000
The Goldman Sachs Group Inc. into Apple Inc., 10.00%	United States	60,000	27,566,580
[g]The Goldman Sachs Group Inc. into Apple Inc., 9.00%, 144A	United States	120,000	56,810,160
[g]The Goldman Sachs Group Inc. into Intel Corp., 7.50%, 144A	United States	4,025,000	90,021,540
[g]UBS AG into Corning Inc., 8.00%, 144A	United States	7,000,000	93,394,000
[g]Wells Fargo & Co. into Broadcom Corp., 10.00%, 144A	United States	3,100,000	107,784,830

Franklin Income Fund	Country	Shares/Warrants	Value
[f]Equity-Linked Securities (continued)			
Information Technology (continued)			
[g]Wells Fargo & Co. into Texas Instruments Inc., 7.00%, 144A	United States	3,225,000	$ 109,168,185
[g]Wells Fargo & Co. into Xerox Corp., 8.00%, 144A	United States	5,930,000	51,043,720
			1,126,704,514
Materials 1.9%			
[g]Bank of America Corp. into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	2,922,000	99,563,351
[g]Bank of America Corp. into Freeport-McMoRan Copper & Gold Inc., 9.00%, 144A	United States	2,800,000	96,764,080
[g]Bank of America Corp. into Newmont Mining Corp., 8.00%, 144A	United States	1,900,000	81,627,990
[g]Barclays Bank PLC into Walter Energy Inc., 12.50%, 144A	United States	700,000	21,042,420
Credit Suisse New York into The Dow Chemical Co., 8.50%	United States	4,150,000	134,829,765
[g]Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	4,000,000	140,722,800
[g]Deutsche Bank AG into LyondellBasell Industries NV, 9.00%, 144A	United States	3,400,000	182,996,500
[g]Deutsche Bank AG into LyondellBasell Industries NV, 9.00%, 144A	United States	1,500,000	89,367,600
[g]Deutsche Bank AG into Newmont Mining Corp., 9.00%, 144A	United States	3,666,000	158,630,020
[g]The Goldman Sachs Group Inc. into Barrick Gold Corp., 8.00%, 144A	Canada	2,500,000	75,291,000
[g]The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 8.00%, 144A	United States	1,500,000	94,790,100
[g]JPMorgan Chase & Co. into Nucor Corp., 7.50%, 144A	United States	2,400,000	106,106,160
[g]Wells Fargo & Co. into Barrick Gold Corp., 7.50%, 144A	Canada	3,100,000	94,961,060
[g]Wells Fargo & Co. into Walter Energy Inc., 12.50%, 144A	United States	2,115,000	66,485,659
			1,443,178,505
Total Equity-Linked Securities (Cost $6,500,561,410)			6,741,703,689
Convertible Preferred Stocks 3.4%			
Consumer Discretionary 0.2%			
General Motors Co., 4.75%, cvt. pfd., B	United States	3,250,000	139,555,000
Energy 0.5%			
Apache Corp., 6.00%, cvt. pfd.	United States	1,410,925	62,842,599
[g]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	165,500	171,130,310
[g]Sanchez Energy Corp., 6.50%, cvt. pfd., 144A	United States	1,200,000	63,264,000
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	800,000	71,664,000
			368,900,909
Financials 2.4%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	714,118	869,909,983
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	4,700	52,875,000
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	3,050,000	75,731,500
MetLife Inc., 5.00%, cvt. pfd.	United States	3,750,000	185,250,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	512,900	663,179,700
			1,846,946,183

Franklin Income Fund	Country	Shares/Warrants	Value
Convertible Preferred Stocks (continued)			
Materials 0.1%			
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	1,819,000	$ 51,805,120
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	1,120,000	23,654,400
			75,459,520
Utilities 0.2%			
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	2,000,000	109,990,000
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	956,500	52,177,075
			162,167,075
Total Convertible Preferred Stocks (Cost $2,461,289,593)			2,593,028,687
Preferred Stocks 0.8%			
Consumer Discretionary 0.0%[f]			
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	110,000
Financials 0.8%			
[g]Ally Financial Inc., 7.00%, pfd., 144A	United States	267,636	264,692,004
Ally Financial Inc., 8.50%, pfd., A	United States	1,200,000	32,136,000
Citigroup Capital XIII, 8.75%, pfd.	United States	1,870,000	53,463,300
[a]Fannie Mae, 6.75%, pfd.	United States	3,000,000	8,400,000
[a]Fannie Mae, 7.625%, pfd., R	United States	2,399,400	7,006,248
[a]Fannie Mae, 8.25%, pfd.	United States	11,784,000	38,298,000
[a]Freddie Mac, 8.375%, pfd., Z	United States	16,608,000	55,138,560
GMAC Capital Trust I, 8.125%, pfd.	United States	4,550,000	123,760,000
Total Preferred Stocks (Cost $1,119,951,866)			583,004,112
		Principal Amount*	
Convertible Bonds 0.7%			
Consumer Discretionary 0.3%			
[g]Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	220,000,000 EUR	288,694,788
Energy 0.1%			
Peabody Energy Corp., cvt., junior sub. bond, 4.75%, 12/15/66	United States	60,000,000	49,200,000
Industrials 0.1%			
[g]Meritor Inc., cvt., senior bond, 144A, 7.875%, 3/01/26	United States	50,000,000	50,968,750
Materials 0.2%			
Cemex SAB de CV, cvt., sub. note,			
3.25%, 3/15/16	Mexico	38,610,000	51,098,984
3.75%, 3/15/18	Mexico	37,300,000	50,559,777
Molycorp Inc., senior note, cvt., 6.00%, 9/01/17	United States	60,000,000	42,825,000
			144,483,761
Total Convertible Bonds (Cost $497,018,022)			533,347,299

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds 31.2%			
Consumer Discretionary 5.5%			
[g]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	77,900,000	$ 88,221,750
Cablevision Systems Corp., senior note,			
8.625%, 9/15/17	United States	100,000,000	117,000,000
7.75%, 4/15/18	United States	120,000,000	135,150,000
[g]Caesars Entertainment Operating Co. Inc.,			
first lien, 144A, 9.00%, 2/15/20	United States	80,000,000	80,900,000
secured note, 144A, 9.00%, 2/15/20	United States	125,000,000	126,406,250
Caesars Operating Escrow LLC/Corp.,			
[g]first lien, 144A, 9.00%, 2/15/20	United States	47,750,000	48,287,188
senior secured note, 8.50%, 2/15/20	United States	63,700,000	63,102,812
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,			
7.875%, 4/30/18	United States	51,900,000	55,338,375
7.00%, 1/15/19	United States	65,000,000	70,362,500
7.375%, 6/01/20	United States	60,000,000	66,825,000
6.50%, 4/30/21	United States	94,500,000	100,406,250
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,			
8.00%, 6/15/19	United States	210,000,000	231,262,500
8.25%, 6/15/21	United States	117,200,000	131,410,500
CityCenter Holdings/Finance, senior secured note, 7.625%, 1/15/16	United States	43,600,000	47,033,500
Clear Channel Communications Inc.,			
[g]first lien, 144A, 11.25%, 3/01/21	United States	50,000,000	51,500,000
senior note, 10.75%, 8/01/16	United States	75,800,000	58,934,500
senior note, 9.00%, 3/01/21	United States	337,075,000	316,429,156
[g]senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	215,000,000	207,743,750
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	142,500,000	149,446,875
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	120,000,000	136,200,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	12,800,000	14,416,000
[h]Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	48,859,000	50,446,917
[b,j]Dex One Corp., senior sub. note, PIK, 7.00%, 1/29/17	United States	37,334,147	16,427,025
The Goodyear Tire & Rubber Co., senior note,			
8.25%, 8/15/20	United States	101,800,000	113,125,250
6.50%, 3/01/21	United States	62,900,000	65,101,500
Harrah's Operating Co. Inc.,			
secured note, 12.75%, 4/15/18	United States	25,000,000	19,625,000
senior secured note, 11.25%, 6/01/17	United States	150,000,000	160,312,500
HD Supply Inc.,			
first lien, 8.125%, 4/15/19	United States	20,000,000	22,700,000
[g]senior note, 144A, 7.50%, 7/15/20	United States	60,000,000	63,300,000
senior sub. note, 10.50%, 1/15/21	United States	35,000,000	36,531,250
[g]Jaguar Land Rover PLC,			
144A, 8.125%, 5/15/21	United Kingdom	20,000,000	22,689,000
senior note, 144A, 8.25%, 3/15/20	United Kingdom	40,000,000 GBP	68,493,713
KB Home,			
senior bond, 7.50%, 9/15/22	United States	40,000,000	45,100,000
senior note, 6.25%, 6/15/15	United States	90,000,000	96,975,000

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Discretionary (continued)			
KB Home, (continued)			
senior note, 9.10%, 9/15/17	United States	49,000,000	$ 57,820,000
senior note, 7.25%, 6/15/18	United States	70,500,000	77,902,500
senior note, 8.00%, 3/15/20	United States	20,000,000	23,150,000
[g]Landry's Inc., senior note, 144A, 9.375%, 5/01/20	United States	20,000,000	21,650,000
[g]Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	40,000,000	44,650,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	62,500,000	68,125,000
10.00%, 11/01/16	United States	100,000,000	119,750,000
11.375%, 3/01/18	United States	25,000,000	31,937,500
8.625%, 2/01/19	United States	44,800,000	52,416,000
7.75%, 3/15/22	United States	90,000,000	100,350,000
[g]144A, 6.75%, 10/01/20	United States	27,450,000	29,165,625
[g,j]New Academy Finance Co. LLC/Corp., senior note, 144A, PIK, 8.00%, 6/15/18	United States	30,000,000	31,200,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	93,200,000	105,083,000
[g]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	16,950,540 EUR	23,398,393
[g]Univision Communications Inc.,			
senior note, 144A, 8.50%, 5/15/21	United States	65,000,000	70,525,000
senior secured note, 144A, 6.875%, 5/15/19	United States	80,000,000	86,000,000
[g]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	56,000,000	60,480,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	51,066,000	46,853,055
			4,127,660,134
Consumer Staples 1.1%			
[g]Boparan Finance PLC, senior note, 144A,			
9.75%, 4/30/18	United Kingdom	55,950,000 EUR	80,101,723
9.875%, 4/30/18	United Kingdom	30,000,000 GBP	50,857,436
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	58,600,000	68,122,500
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	34,000,000	35,445,000
[g]Innovation Ventures LLC/Finance Corp., secured note, 144A, 9.50%, 8/15/19	United States	30,000,000	25,425,000
JBS USA LLC/Finance Inc., senior note,			
11.625%, 5/01/14	United States	120,000,000	133,200,000
[g]144A, 8.25%, 2/01/20	United States	50,100,000	54,984,750
[g]144A, 7.25%, 6/01/21	United States	88,500,000	93,146,250
[g]Spectrum Brands Escrow Corp., senior note, 144A, 6.625%, 11/15/22	United States	15,000,000	16,312,500
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	160,000,000	167,200,000
[g]U.S. Foodservice, senior note, 144A, 8.50%, 6/30/19	United States	80,000,000	85,300,000
			810,095,159
Energy 6.1%			
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	43,000,000	39,882,500
6.25%, 6/01/21	United States	110,000,000	99,550,000

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Antero Resources Finance Corp., senior note,			
9.375%, 12/01/17	United States	106,200,000	$ 115,758,000
7.25%, 8/01/19	United States	33,100,000	36,037,625
Arch Coal Inc., senior note,			
[h]8.75%, 8/01/16	United States	54,615,000	57,072,675
7.00%, 6/15/19	United States	111,000,000	100,732,500
7.25%, 6/15/21	United States	150,000,000	135,375,000
[i]ATP Oil & Gas Corp., senior secured note, 11.875%, 5/01/15	United States	50,000,000	3,750,000
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	40,000,000	42,100,000
[b]Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	55,135,500	57,340,920
Carrizo Oil & Gas Inc., senior note,			
8.625%, 10/15/18	United States	44,800,000	49,280,000
7.50%, 9/15/20	United States	21,300,000	22,844,250
Chaparral Energy Inc., senior note, 7.625%, 11/15/22	United States	40,400,000	44,339,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	145,000,000	154,968,750
Chesapeake Energy Corp.,			
[k]5.75%, 3/15/23	United States	203,150,000	206,451,187
senior note, 6.50%, 8/15/17	United States	138,000,000	152,835,000
senior note, 6.875%, 8/15/18	United States	94,000,000	100,932,500
senior note, 7.25%, 12/15/18	United States	188,065,000	214,394,100
senior note, 6.775%, 3/15/19	United States	126,500,000	132,192,500
senior note, 6.875%, 11/15/20	United States	30,500,000	33,397,500
[k]senior note, 5.375%, 6/15/21	United States	50,000,000	50,312,500
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	75,000,000	79,125,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	55,850,000	62,133,125
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	123,000,000	138,427,767
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	90,075,000	102,235,125
EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	35,000,000	40,600,000
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000	50,042,000
[g]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	115,119,000	122,601,735
Forest Oil Corp., senior note, 7.25%, 6/15/19	United States	36,075,000	36,255,375
[g]Halcon Resources Corp., senior note, 144A, 9.75%, 7/15/20	United States	100,000,000	111,000,000
Linn Energy LLC/Finance Corp., senior note,			
6.50%, 5/15/19	United States	15,000,000	15,750,000
8.625%, 4/15/20	United States	72,500,000	80,293,750
7.75%, 2/01/21	United States	70,000,000	75,425,000
[g]144A, 6.25%, 11/01/19	United States	53,000,000	54,457,500
[g]Magnum Hunter Resources Corp., senior note, 144A, 9.75%, 5/15/20	United States	60,000,000	63,300,000
[g]Midstates Petroleum Inc./LLC, senior note, 144A, 10.75%, 10/01/20	United States	40,000,000	44,600,000
NFR Energy LLC/NFR Finance Corp., 9.75%, 2/15/17	United States	25,000,000	25,312,500
[g]Offshore Group Investment Ltd., first lien, 144A,			
7.50%, 11/01/19	United States	134,150,000	142,869,750
7.125%, 4/01/23	United States	32,100,000	32,902,500

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
gOGX Petroleo e Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	75,000,000	$ 59,390,625
Peabody Energy Corp., senior note,			
6.00%, 11/15/18	United States	66,000,000	70,372,500
6.25%, 11/15/21	United States	130,000,000	135,850,000
gPetroBakken Energy Ltd., senior note, 144A, 8.625%, 2/01/20	Canada	30,000,000	30,750,000
Plains Exploration & Production Co., senior note,			
6.50%, 11/15/20	United States	50,000,000	55,500,000
6.875%, 2/15/23	United States	41,400,000	47,092,500
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	90,000,000	83,250,000
gSabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	113,100,000	117,482,625
Sabine Pass LNG LP,			
g144A, 6.50%, 11/01/20	United States	30,000,000	31,725,000
senior secured note, 7.50%, 11/30/16	United States	161,000,000	178,710,000
gSamson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	209,200,000	223,321,000
SandRidge Energy Inc., senior note,			
8.75%, 1/15/20	United States	110,000,000	119,075,000
7.50%, 3/15/21	United States	110,900,000	115,890,500
8.125%, 10/15/22	United States	46,250,000	49,603,125
7.50%, 2/15/23	United States	43,300,000	45,140,250
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	138,400,000	151,202,000
			4,641,232,759
Financials 2.5%			
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	80,000,000	89,800,720
iBank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	113,625,000
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	49,900,000	52,457,375
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	28,443,000	31,927,268
International Lease Finance Corp., senior note,			
8.75%, 3/15/17	United States	130,000,000	153,562,500
8.875%, 9/01/17	United States	63,300,000	76,434,750
iJPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	815,000,000	937,727,590
Kinetic Concepts Inc./USA, senior note, 12.50%, 11/01/19	United States	35,000,000	34,825,000
gLadder Capital Finance Holdings LLC/Corp., senior note, 144A, 7.375%, 10/01/17	United States	26,300,000	27,615,000
gLiberty Mutual Group Inc., junior sub. note, 144A, 10.75% to 6/15/38, FRN thereafter, 6/15/58	United States	100,000,000	155,000,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	80,000,000	91,840,400
gNationstar Mortgage LLC/Nationstar Capital Corp., senior note, 144A, 9.625%, 5/01/19	United States	40,000,000	46,000,000
gNuveen Investments Inc., senior note, 144A,			
9.125%, 10/15/17	United States	50,000,000	51,875,000
9.50%, 10/15/20	United States	35,950,000	37,747,500
			1,900,438,103

Franklin Custodian Funds

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care 2.5%			
[g]Alere Inc., senior note, 144A, 7.25%, 7/01/18	United States	50,300,000	$ 53,695,250
CHS/Community Health Systems Inc., senior note,			
8.00%, 11/15/19	United States	164,100,000	182,561,250
7.125%, 7/15/20	United States	19,900,000	21,616,375
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	38,500,000	42,542,500
HCA Holdings Inc., senior note,			
6.25%, 2/15/21	United States	47,200,000	50,445,000
7.75%, 5/15/21	United States	24,600,000	27,459,750
HCA Inc.,			
senior note, 6.375%, 1/15/15	United States	44,955,000	48,270,431
senior note, 6.50%, 2/15/16	United States	146,350,000	160,619,125
senior note, 8.00%, 10/01/18	United States	80,000,000	93,800,000
senior note, 7.50%, 2/15/22	United States	150,000,000	172,875,000
senior note, 5.875%, 5/01/23	United States	80,000,000	83,400,000
senior secured note, 6.50%, 2/15/20	United States	114,300,000	129,230,438
[g,i]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	61,100,000	65,911,625
Tenet Healthcare Corp.,			
first lien, 6.25%, 11/01/18	United States	88,211,775	98,245,864
senior note, 9.875%, 7/01/14	United States	30,000,000	33,150,000
senior note, 8.00%, 8/01/20	United States	191,844,000	212,227,425
[m]senior note, FRN, 9.25%, 2/01/15	United States	105,000,000	118,650,000
Vanguard Health Holding Co. II LLC/Inc., senior note,			
8.00%, 2/01/18	United States	156,000,000	166,920,000
[h]7.75%, 2/01/19	United States	105,265,000	113,159,875
[g]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,900,000	45,420,375
			1,920,200,283
Industrials 1.7%			
[g]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	100,000,000	97,500,000
[g]Algeco Scotsman Global Finance PLC,			
secured note, 144A, 8.50%, 10/15/18	United Kingdom	98,500,000	106,133,750
senior note, 144A, 10.75%, 10/15/19	United Kingdom	40,000,000	41,600,000
[g]Aviation Capital Group, 144A, 6.75%, 4/06/21	United States	58,520,000	65,216,034
[g]Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	56,300,000	58,692,750
[c,g]CEVA Group PLC,			
senior note, 144A, 12.75%, 3/31/20	United Kingdom	95,000,000	41,800,000
senior secured note, 144A, 8.375%, 12/01/17	United Kingdom	87,974,000	92,152,765
senior secured note, 144A, 11.50%, 4/01/18	United Kingdom	231,850,000	132,154,500
Hertz Corp., senior note,			
7.50%, 10/15/18	United States	73,900,000	81,936,625
6.75%, 4/15/19	United States	125,775,000	137,880,844
7.375%, 1/15/21	United States	30,000,000	33,525,000
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	63,800,000	70,658,500
[h]Navistar International Corp., senior note, 8.25%, 11/01/21	United States	141,775,000	145,142,156
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	99,350,000	109,409,188
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	45,000,000	50,400,000

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Industrials (continued)			
UR Merger Sub Corp., senior note, 10.25%, 11/15/19	United States	40,000,000	$ 46,700,000
			1,310,902,112
Information Technology 5.1%			
CDW LLC/Finance Corp.,			
senior note, 8.00%, 12/15/18	United States	50,000,000	56,000,000
senior note, 8.50%, 4/01/19	United States	125,000,000	140,156,250
senior sub. note, 12.535%, 10/12/17	United States	35,576,000	38,377,610
Ceridian Corp.,			
[g]secured note, 144A, 8.875%, 7/15/19	United States	36,100,000	42,191,875
senior note, 11.25%, 11/15/15	United States	35,000,000	36,312,500
[g]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	20,400,000	22,236,000
First Data Corp.,			
senior bond, 12.625%, 1/15/21	United States	570,000,000	620,587,500
senior note, 9.875%, 9/24/15	United States	227,000,000	234,945,000
[g,k]senior note, 144A, 10.625%, 6/15/21	United States	40,000,000	40,650,000
[g]senior secured bond, 144A, 8.25%, 1/15/21	United States	415,000,000	433,675,000
[g,i]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	208,158,000	221,167,875
senior sub. note, 11.25%, 3/31/16	United States	890,000,000	898,900,000
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	47,280,000	47,634,600
senior note, 10.125%, 12/15/16	United States	69,024,000	71,267,280
senior note, 8.05%, 2/01/20	United States	308,750,000	328,046,875
senior note, 10.75%, 8/01/20	United States	139,258,000	158,754,120
[g]senior secured note, 144A, 10.125%, 3/15/18	United States	79,668,000	88,630,650
[g]senior secured note, 144A, 9.25%, 4/15/18	United States	200,000,000	220,500,000
Infor US Inc., senior note, 9.375%, 4/01/19	United States	40,800,000	46,461,000
[g]Sanmina Corp., senior note, 144A, 7.00%, 5/15/19	United States	55,000,000	57,750,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	36,400,000	38,402,000
SunGard Data Systems Inc., senior note, 7.375%, 11/15/18	United States	30,000,000	32,250,000
			3,874,896,135
Materials 3.3%			
Berry Plastics Corp., senior secured note, 9.75%, 1/15/21	United States	50,000,000	58,687,500
[g]Cemex Finance LLC, senior secured note, 144A,			
9.50%, 12/14/16	United States	89,000,000	96,787,500
9.375%, 10/12/22	Mexico	56,300,000	65,730,250
[g]Cemex SAB de CV,			
secured note, 144A, 5.875%, 3/25/19	Mexico	13,800,000	14,015,625
senior secured note, 144A, 9.00%, 1/11/18	Mexico	250,000,000	276,875,000
senior secured note, 144A, 9.50%, 6/15/18	Mexico	105,000,000	122,390,625
Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	50,000,000	55,000,000
[g]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	90,000,000	93,854,700
[h]6.375%, 2/01/16	Australia	22,500,000	23,245,312
6.875%, 2/01/18	Australia	70,600,000	74,483,000
8.25%, 11/01/19	Australia	80,000,000	86,700,000
[h]6.875%, 4/01/22	Australia	60,000,000	63,075,000
HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	50,000,000	55,250,000

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
[g]Ineos Finance PLC, senior secured note, 144A,			
9.00%, 5/15/15	United Kingdom	40,600,000	$ 42,934,500
8.375%, 2/15/19	United Kingdom	42,800,000	47,508,000
[g]Ineos Group Holdings Ltd., senior note, 144A, 7.875%, 2/15/16	United Kingdom	193,000,000 EUR	249,561,768
[g]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	82,400,000	91,464,000
[g]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	53,700,000 EUR	63,868,873
[g]Kinove German Bondco GmbH,			
senior secured bond, 144A, 10.00%, 6/15/18	Germany	22,320,000 EUR	32,151,489
senior secured note, 144A, 9.625%, 6/15/18	Germany	23,400,000	26,061,750
Molycorp Inc., first lien, 10.00%, 6/01/20	United States	60,000,000	59,250,000
[g,j]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	28,200,000	28,623,000
Reynolds Group Issuer Inc./LLC/SA,			
first lien, 5.75%, 10/15/20	United States	70,800,000	72,304,500
senior note, 8.50%, 5/15/18	United States	99,900,000	105,519,375
senior note, 9.00%, 4/15/19	United States	100,100,000	106,356,250
senior note, 9.875%, 8/15/19	United States	127,000,000	139,541,250
senior note, 8.25%, 2/15/21	United States	45,000,000	46,518,750
senior secured note, 7.875%, 8/15/19	United States	65,000,000	71,987,500
senior secured note, 6.875%, 2/15/21	United States	42,500,000	45,368,750
United States Steel Corp., senior note, 7.375%, 4/01/20	United States	35,000,000	36,837,500
[g]Walter Energy Inc., senior note, 144A,			
9.875%, 12/15/20	United States	60,000,000	65,400,000
8.50%, 4/15/21	United States	40,000,000	40,900,000
			2,458,251,767
Telecommunication Services 2.4%			
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	200,000,000	200,500,000
Frontier Communications Corp., senior note,			
8.50%, 4/15/20	United States	51,150,000	58,183,125
9.25%, 7/01/21	United States	63,600,000	73,299,000
8.75%, 4/15/22	United States	48,900,000	54,645,750
7.125%, 1/15/23	United States	26,500,000	26,930,625
[g]MetroPCS Wireless Inc.,			
senior bond, 144A, 6.625%, 4/01/23	United States	60,000,000	61,425,000
senior note, 144A, 6.25%, 4/01/21	United States	100,000,000	102,125,000
NII Capital Corp., senior bond, 7.625%, 4/01/21	United States	76,445,000	55,422,625
Sprint Nextel Corp.,			
6.00%, 12/01/16	United States	184,000,000	200,100,000
11.50%, 11/15/21	United States	200,000,000	280,750,000
senior note, 9.125%, 3/01/17	United States	80,000,000	95,000,000
senior note, 8.375%, 8/15/17	United States	182,700,000	213,530,625
senior note, 7.00%, 8/15/20	United States	30,000,000	33,150,000
senior note, 6.00%, 11/15/22	United States	50,000,000	51,625,000
[g]senior note, 144A, 9.00%, 11/15/18	United States	180,000,000	222,975,000
[g]Wind Acquisition Finance SA, secured note, 144A, 7.25%, 2/15/18	Italy	50,000,000	52,149,000
			1,781,810,750

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Utilities 1.0%			
[g]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	41,212,000	$ 45,333,200
7.50%, 2/15/21	United States	89,952,000	99,172,080
7.875%, 1/15/23	United States	73,374,000	81,812,010
GenOn Energy Inc., senior note,			
7.625%, 6/15/14	United States	150,000,000	160,500,000
7.875%, 6/15/17	United States	175,000,000	196,000,000
[g]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	72,250,000	70,295,638
[g]NGR Energy Inc., senior note, 144A, 6.625%, 3/15/23	United States	25,000,000	26,625,000
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	75,000,000	78,562,500
			758,300,428
Total Corporate Bonds (Cost $21,436,902,562)			23,583,787,630
[m,n]**Senior Floating Rate Interests 6.8%**			
Consumer Discretionary 2.2%			
BJ's Wholesale Club Inc., Second Lien Term Loan, 9.75%, 3/26/20	United States	25,000,000	26,015,625
Caesars Entertainment Operating Co. Inc., Incremental Term Loan, 9.50%, 10/01/16	United States	96,750,000	98,926,875
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	341,455,686	348,620,109
[k]Clear Channel Communications Inc., Tranche B Term Loan, 3.854%, 1/29/16	United States	714,988,084	635,445,660
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	455,000,000	473,200,000
[b]Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	4,379,503	3,343,019
[b]R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	42,329,255	30,093,476
SuperMedia, Exit Term Loan, 11.00%, 12/31/15	United States	19,556,998	14,462,400
U.S. Foods Inc., Term Loan, 5.75%, 3/31/17	United States	49,125,000	49,708,359
			1,679,815,523
Energy 0.6%			
Chesapeake Energy Corp., Senior Unsecured Term Loan, 5.75%, 12/02/17	United States	460,000,000	475,032,340
Health Care 0.0%[†]			
Quintiles Transnational Holdings Inc., Term Loan, 7.50%, 2/26/17	United States	30,000,000	30,787,500
Industrials 0.4%			
Altegrity Inc.,			
Term Loan B, 3.204%, 2/21/15	United States	69,333,493	68,033,490
Tranche D Term Loan, 7.75%, 2/21/15	United States	50,343,021	50,689,129
[c]CEVA Group PLC,			
Dollar Tranche B L/C, 5.283%, 8/31/16	United Kingdom	13,684,211	13,367,763
EGL Tranche B Term Loans, 5.299%, 8/31/16	United Kingdom	79,897,232	78,049,608
Navistar Inc., Tranche B Term Loan, 7.00%, 8/17/17	United States	52,767,750	53,464,865
			263,604,855

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
[m,n] **Senior Floating Rate Interests (continued)**			
Information Technology 1.4%			
First Data Corp.,			
2017 Term Loan, 5.204%, 3/24/17	United States	401,840,501	$ 405,325,262
2018 Term Loan, 4.204%, 3/24/18	United States	402,993,460	402,439,344
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	170,000,000	171,328,210
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	44,942,857	44,942,857
			1,024,035,673
Materials 0.1%			
Ineos U.S. Finance LLC, Dollar Term Loan, 6.50%, 5/04/18	United States	39,600,000	40,280,645
Utilities 2.1%			
[b] Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	United States	14,331,101	14,987,938
[b] Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	United States	24,662,164	25,756,547
Texas Competitive Electric Holdings Co. LLC,			
2014 Term Loan, 3.702% - 3.792%, 10/10/14	United States	735,000,000	542,292,555
2017 Term Loan, 4.702% - 4.792%, 10/10/17	United States	1,409,629,775	1,004,354,167
			1,587,391,207
Total Senior Floating Rate Interests (Cost $5,224,352,412)			5,100,947,743
Total Investments before Short Term Investments (Cost $67,206,983,648)			73,927,219,518
Short Term Investments 1.8%			
U.S. Government and Agency Securities 1.0%			
[o] FHLB, 4/17/13 - 5/08/13	United States	124,846,000	124,844,135
[o] U.S. Cash Management Bill, 4/15/13	United States	100,000,000	99,999,200
[o,p] U.S. Treasury Bills, 4/18/13 - 5/02/13	United States	555,300,000	555,285,933
Total U.S. Government and Agency Securities (Cost $780,114,994)			780,129,268
Total Investments before Money Market Funds (Cost $67,987,098,642)			74,707,348,786
		Shares	
Money Market Funds (Cost $520,415,441) 0.7%			
[a,q] Institutional Fiduciary Trust Money Market Portfolio	United States	520,415,441	520,415,441
[r] **Investments from Cash Collateral Received for Loaned Securities (Cost $52,152,630) 0.1%**			
Money Market Funds 0.1%			
[s] BNY Mellon Overnight Government Fund, 0.146%	United States	52,152,630	52,152,630
Total Investments (Cost $68,559,666,713) 99.7%			75,279,916,857
Options Written (0.0)%[†]			(5,048,060)
Other Assets, less Liabilities 0.3%			236,580,255
Net Assets 100.0%			$75,511,449,052

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Income Fund	Country	Number of Contracts	Value
[t]Options Written			
Calls – Exchange-Traded			
Consumer Discretionary (0.0)%[†]			
Johnson Controls Inc., April Strike Price $33, Expires 4/20/13	United States	7,840	$ (1,638,560)
			(1,638,560)
Puts – Exchange-Traded			
Consumer Discretionary 0.0%			
Johnson Controls Inc., April Strike Price $28, Expires 4/20/13	United States	10,000	—
			—
Energy (0.0)%[†]			
Anadarko Petroleum Corp., April Strike Price $77.50, Expires 4/20/13	United States	5,000	(95,000)
Schlumberger Ltd., April Strike Price $72.50, Expires 4/20/13	United States	2,500	(187,500)
			(282,500)
Materials (0.0)%[†]			
Agrium Inc., April Strike Price $95, Expires 4/20/13	Canada	4,000	(492,000)
Agrium Inc., April Strike Price $100, Expires 4/20/13	Canada	6,000	(2,340,000)
Freeport-McMoRan Copper & Gold Inc., B, April Strike Price $31, Expires 4/20/13	United States	6,000	(126,000)
Goldcorp Inc., April Strike Price $31, Expires 4/20/13	Canada	5,000	(75,000)
Mosaic Co., April Strike Price $57.50, Expires 4/20/13	United States	2,000	(94,000)
			(3,127,000)
			(3,409,500)
Total Options Written (Premiums received $3,541,956)			(5,048,060)

Franklin Income Fund

See Abbreviations on page 129.

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]See Note 10 regarding holdings of 5% voting securities.

[c]At March 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]A portion or all of the security is held in connection with written option contracts open at period end.

[e]Security has been deemed illiquid because it may not be able to be sold within seven days.

[f]See Note 1(f) regarding equity-linked securities.

[g]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2013, the aggregate value of these securities was $13,477,181,400, representing 17.85% of net assets.

[h]A portion or all of the security is on loan at March 31, 2013. See Note 1(g).

[i]Income may be received in additional securities and/or cash.

[j]See Note 8 regarding defaulted securities.

[k]A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

[l]Perpetual security with no stated maturity date.

[m]The coupon rate shown represents the rate at period end.

[n]See Note 1(h) regarding senior floating rate interests.

[o]The security is traded on a discount basis with no stated coupon rate.

[p]Security or a portion of the security has been pledged as collateral for written option contracts. At March 31, 2013, the value of this security pledged as collateral was $555,285,933, representing 0.74% of net assets.

[q]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[r]See Note 1(g) regarding securities on loan.

[s]The rate shown is the annualized seven-day yield at period end.

[t]See Note 1(e) regarding written options.

Franklin Custodian Funds

Financial Highlights

Franklin U.S. Government Securities Fund

Class A	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.91	$6.92	$6.81	$6.69	$6.45	$6.39
Income from investment operations[a]:						
Net investment income[b]	0.07	0.20	0.24	0.25	0.27	0.30
Net realized and unrealized gains (losses)	(0.13)	0.04	0.15	0.14	0.27	0.08
Total from investment operations	(0.06)	0.24	0.39	0.39	0.54	0.38
Less distributions from net investment income	(0.12)	(0.25)	(0.28)	(0.27)	(0.30)	(0.32)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$6.73	$6.91	$6.92	$6.81	$6.69	$6.45
Total return[e]	(0.86)%	3.49%	5.93%	5.94%	8.50%	6.00%
Ratios to average net assets[f]						
Expenses	0.73%	0.73%	0.72%	0.73%	0.73%[g]	0.72%[g]
Net investment income	2.20%	2.86%	3.55%	3.70%	4.11%	4.64%
Supplemental data						
Net assets, end of period (000's)	$6,221,994	$6,861,193	$6,423,821	$6,771,471	$6,275,792	$5,353,961
Portfolio turnover rate	21.57%	40.15%	20.23%	47.41%	34.74%	21.66%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin U.S. Government Securities Fund

Class C	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.86	$6.88	$6.77	$6.66	$6.42	$6.36
Income from investment operations[a]:						
Net investment income[b]	0.06	0.16	0.21	0.21	0.23	0.27
Net realized and unrealized gains (losses)	(0.13)	0.03	0.15	0.14	0.27	0.07
Total from investment operations	(0.07)	0.19	0.36	0.35	0.50	0.34
Less distributions from net investment income	(0.10)	(0.21)	(0.25)	(0.24)	(0.26)	(0.28)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$6.69	$6.86	$6.88	$6.77	$6.66	$6.42
Total return[e]	(1.01)%	2.85%	5.44%	5.28%	8.01%	5.48%
Ratios to average net assets[f]						
Expenses	1.23%	1.23%	1.23%	1.24%	1.24%[g]	1.24%[g]
Net investment income	1.70%	2.36%	3.04%	3.19%	3.60%	4.12%
Supplemental data						
Net assets, end of period (000's)	$2,467,753	$2,981,724	$2,294,707	$2,484,847	$1,464,614	$610,148
Portfolio turnover rate	21.57%	40.15%	20.23%	47.41%	34.74%	21.66%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin U.S. Government Securities Fund

Class R	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.90	$6.91	$6.81	$6.69	$6.45	$6.39
Income from investment operations[a]:						
Net investment income[b]	0.06	0.17	0.22	0.23	0.25	0.28
Net realized and unrealized gains (losses)	(0.12)	0.04	0.14	0.13	0.26	0.07
Total from investment operations	(0.06)	0.21	0.36	0.36	0.51	0.35
Less distributions from net investment income	(0.11)	(0.22)	(0.26)	(0.24)	(0.27)	(0.29)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$6.73	$6.90	$6.91	$6.81	$6.69	$6.45
Total return[e]	(0.91)%	3.13%	5.41%	5.55%	8.12%	5.61%
Ratios to average net assets[f]						
Expenses	1.08%	1.08%	1.08%	1.09%	1.09%[g]	1.09%[g]
Net investment income	1.85%	2.51%	3.19%	3.34%	3.75%	4.27%
Supplemental data						
Net assets, end of period (000's)	$116,913	$141,140	$131,692	$140,147	$138,548	$104,648
Portfolio turnover rate	21.57%	40.15%	20.23%	47.41%	34.74%	21.66%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin U.S. Government Securities Fund

Advisor Class	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$6.93	$6.94	$6.83	$6.71	$6.47	$6.41
Income from investment operations[a]:						
Net investment income[b]	0.08	0.21	0.25	0.26	0.28	0.31
Net realized and unrealized gains (losses)	(0.13)	0.04	0.15	0.14	0.27	0.08
Total from investment operations	(0.05)	0.25	0.40	0.40	0.55	0.39
Less distributions from net investment income	(0.13)	(0.26)	(0.29)	(0.28)	(0.31)	(0.33)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$6.75	$6.93	$6.94	$6.83	$6.71	$6.47
Total return[e]	(0.76)%	3.63%	6.08%	6.06%	8.63%	6.11%
Ratios to average net assets[f]						
Expenses	0.58%	0.58%	0.58%	0.59%	0.59%[g]	0.59%[g]
Net investment income	2.35%	3.01%	3.69%	3.84%	4.25%	4.77%
Supplemental data						
Net assets, end of period (000's)	$1,621,404	$1,586,928	$1,478,504	$1,193,213	$863,951	$612,026
Portfolio turnover rate	21.57%	40.15%	20.23%	47.41%	34.74%	21.66%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Statement of Investments, March 31, 2013 (unaudited)

Franklin U.S. Government Securities Fund		Principal Amount		Value
Mortgage-Backed Securities 98.8%				
Government National Mortgage Association (GNMA) Fixed Rate 98.8%				
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	$	53,154	$	53,893
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16		119,777		122,378
GNMA GP 30 Year, 11.25%, 7/15/13 - 12/15/15		44,184		44,526
GNMA GP 30 Year, 11.50%, 5/15/13		392		393
GNMA GP 30 Year, 12.75%, 5/15/14		925		932
GNMA I SF 15 Year, 6.50%, 5/15/18		210,494		219,547
GNMA I SF 30 Year, 4.00%, 6/15/39 - 6/15/42		456,230,907		499,006,129
GNMA I SF 30 Year, 4.50%, 2/15/39 - 4/15/41		858,133,812		943,992,374
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/40		1,363,729,004		1,501,749,604
GNMA I SF 30 Year, 5.50%, 5/15/28 - 2/15/40		567,923,132		625,252,766
GNMA I SF 30 Year, 6.00%, 10/15/23 - 12/15/39		501,381,169		567,252,419
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37		130,994,366		150,905,223
GNMA I SF 30 Year, 6.75%, 3/15/26		17,704		20,785
GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32		84,749,503		100,677,287
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26		385,405		458,754
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33		27,077,883		30,852,198
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22		232,116		238,287
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30		15,164,901		16,475,986
GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25		3,098,964		3,373,783
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23		4,000,619		4,313,379
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22		2,706,459		2,836,069
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25		3,086,356		3,258,344
GNMA I SF 30 Year, 10.50%, 9/15/15 - 10/15/21		2,002,409		2,083,602
GNMA I SF 30 Year, 11.00%, 6/15/13 - 5/15/21		928,824		972,112
GNMA I SF 30 Year, 11.50%, 5/15/13 - 2/15/16		99,569		100,431
GNMA I SF 30 Year, 12.00%, 8/15/13 - 12/15/15		759,754		768,161
GNMA I SF 30 Year, 12.50%, 10/15/13 - 1/15/16		390,518		394,093
GNMA I SF 30 Year, 13.00%, 7/15/13 - 9/15/15		348,862		352,715
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17		22,659		23,083
GNMA II GP 30 Year, 11.50%, 8/20/13		780		782
GNMA II SF 30 Year, 3.00%, 2/20/43		45,999,982		48,131,791
GNMA II SF 30 Year, 3.50%, 4/20/42		97,995,302		104,937,661
GNMA II SF 30 Year, 3.50%, 5/20/42		209,834,876		224,700,376
GNMA II SF 30 Year, 3.50%, 7/20/42		143,553,904		153,723,808
GNMA II SF 30 Year, 3.50%, 9/20/42		306,445,214		328,154,957
GNMA II SF 30 Year, 3.50%, 11/20/42		288,422,896		308,855,871
GNMA II SF 30 Year, 3.50%, 12/20/42		130,391,579		139,629,014
GNMA II SF 30 Year, 3.50%, 1/20/43		216,696,782		232,048,406
GNMA II SF 30 Year, 3.50%, 6/20/42 - 3/20/43		176,548,802		189,056,190
GNMA II SF 30 Year, 4.00%, 11/20/40		110,846,417		120,837,315
GNMA II SF 30 Year, 4.00%, 7/20/41		101,897,799		111,082,133
GNMA II SF 30 Year, 4.00%, 10/20/41		137,133,427		148,809,351
GNMA II SF 30 Year, 4.00%, 11/20/41		213,875,822		231,548,980
GNMA II SF 30 Year, 4.00%, 1/20/42		197,493,754		213,813,216
GNMA II SF 30 Year, 4.00%, 5/20/40 - 5/20/42		442,986,473		481,319,895
GNMA II SF 30 Year, 4.50%, 4/20/41		187,241,187		205,783,439
GNMA II SF 30 Year, 4.50%, 5/20/41		116,929,026		129,378,307

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Government National Mortgage Association (GNMA) Fixed Rate (continued)		
GNMA II SF 30 Year, 4.50%, 6/20/41	$ 239,749,673	$ 264,227,803
GNMA II SF 30 Year, 4.50%, 7/20/41	228,686,215	252,034,780
GNMA II SF 30 Year, 4.50%, 9/20/41	194,088,831	214,755,157
GNMA II SF 30 Year, 4.50%, 10/20/41	148,813,969	164,657,999
GNMA II SF 30 Year, 4.50%, 5/20/33 - 9/20/42	346,977,965	383,099,867
GNMA II SF 30 Year, 5.00%, 7/20/33 - 9/20/41	428,664,362	472,575,839
GNMA II SF 30 Year, 5.50%, 6/20/34 - 4/20/40	311,044,741	344,400,540
GNMA II SF 30 Year, 6.00%, 10/20/23 - 7/20/39	230,798,126	262,132,819
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	75,385,404	87,660,670
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	15,815,186	19,056,747
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	2,982,975	3,563,945
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	1,496,279	1,772,049
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	697,288	759,330
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	189,755	212,529
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	146,854	165,235
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	255,692	294,607
GNMA II SF 30 Year, 10.50%, 8/20/14 - 2/20/21	545,819	587,238
GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21	110,283	117,164
GNMA II SF 30 Year, 11.50%, 12/20/13 - 1/20/18	31,507	32,753
GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16	48,822	50,180
GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15	22,970	23,330
GNMA II SF 30 Year, 13.00%, 10/20/13 - 7/20/15	13,143	13,278
Total Mortgage-Backed Securities (Cost $9,862,544,574)		10,299,804,604
	Shares	
Short Term Investments (Cost $133,804,833) 1.3%		
Money Market Funds 1.3%		
[a,b]Institutional Fiduciary Trust Money Market Portfolio	133,804,833	133,804,833
Total Investments (Cost $9,996,349,407) 100.1%		10,433,609,437
Other Assets, less Liabilities (0.1)%		(5,545,484)
Net Assets 100.0%		$10,428,063,953

See Abbreviations on page 129.

[a]Non-income producing.
[b]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Financial Highlights

Franklin Utilities Fund

Class A	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.04	$12.42	$11.44	$10.74	$11.92	$14.58
Income from investment operations[a]:						
Net investment income[b]	0.24	0.48	0.44	0.43	0.43	0.41
Net realized and unrealized gains (losses)	1.12	1.60	0.97	0.88	(1.11)	(1.93)
Total from investment operations	1.36	2.08	1.41	1.31	(0.68)	(1.52)
Less distributions from:						
Net investment income	(0.28)	(0.46)	(0.43)	(0.45)	(0.42)	(0.40)
Net realized gains	—	—	—	(0.16)	(0.08)	(0.74)
Total distributions	(0.28)	(0.46)	(0.43)	(0.61)	(0.50)	(1.14)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$15.12	$14.04	$12.42	$11.44	$10.74	$11.92
Total return[e]	9.86%	16.99%	12.50%	12.69%	(5.20)%	(11.63)%
Ratios to average net assets[f]						
Expenses	0.75%	0.76%	0.76%	0.78%	0.80%[g]	0.74%[g]
Net investment income	3.40%	3.61%	3.67%	3.91%	4.29%	2.92%
Supplemental data						
Net assets, end of period (000's)	$3,366,444	$3,076,131	$2,220,083	$1,823,972	$1,543,060	$1,769,397
Portfolio turnover rate	3.06%	1.27%	5.21%	5.27%	15.49%	8.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Utilities Fund

Class C	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$13.98	$12.37	$11.40	$10.71	$11.88	$14.53
Income from investment operations[a]:						
Net investment income[b]	0.20	0.42	0.38	0.37	0.38	0.33
Net realized and unrealized gains (losses)	1.12	1.58	0.96	0.88	(1.10)	(1.91)
Total from investment operations	1.32	2.00	1.34	1.25	(0.72)	(1.58)
Less distributions from:						
Net investment income	(0.24)	(0.39)	(0.37)	(0.40)	(0.37)	(0.33)
Net realized gains	—	—	—	(0.16)	(0.08)	(0.74)
Total distributions	(0.24)	(0.39)	(0.37)	(0.56)	(0.45)	(1.07)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$15.06	$13.98	$12.37	$11.40	$10.71	$11.88
Total return[e]	9.62%	16.32%	12.00%	12.08%	(5.64)%	(12.06)%
Ratios to average net assets[f]						
Expenses	1.25%	1.26%	1.26%	1.28%	1.30%[g]	1.24%[g]
Net investment income	2.90%	3.11%	3.17%	3.41%	3.79%	2.42%
Supplemental data						
Net assets, end of period (000's)	$856,691	$774,711	$528,391	$405,024	$300,544	$339,247
Portfolio turnover rate	3.06%	1.27%	5.21%	5.27%	15.49%	8.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Utilities Fund

Class R	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.00	$12.39	$11.41	$10.71	$11.89	$14.54
Income from investment operations[a]:						
Net investment income[b]	0.21	0.44	0.40	0.39	0.40	0.36
Net realized and unrealized gains (losses)	1.11	1.58	0.97	0.88	(1.11)	(1.92)
Total from investment operations	1.32	2.02	1.37	1.27	(0.71)	(1.56)
Less distributions from:						
Net investment income	(0.25)	(0.41)	(0.39)	(0.41)	(0.39)	(0.35)
Net realized gains	—	—	—	(0.16)	(0.08)	(0.74)
Total distributions	(0.25)	(0.41)	(0.39)	(0.57)	(0.47)	(1.09)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$15.07	$14.00	$12.39	$11.41	$10.71	$11.89
Total return[e]	9.62%	16.55%	12.14%	12.33%	(5.57)%	(11.92)%
Ratios to average net assets[f]						
Expenses	1.10%	1.11%	1.11%	1.13%	1.15%[g]	1.09%[g]
Net investment income	3.05%	3.26%	3.32%	3.56%	3.94%	2.57%
Supplemental data						
Net assets, end of period (000's)	$84,731	$80,478	$51,732	$42,285	$37,795	$36,596
Portfolio turnover rate	3.06%	1.27%	5.21%	5.27%	15.49%	8.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Utilities Fund

Advisor Class	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.12	$12.49	$11.50	$10.79	$11.98	$14.64
Income from investment operations[a]:						
Net investment income[b]	0.25	0.51	0.46	0.45	0.45	0.42
Net realized and unrealized gains (losses)	1.12	1.60	0.97	0.89	(1.12)	(1.92)
Total from investment operations	1.37	2.11	1.43	1.34	(0.67)	(1.50)
Less distributions from:						
Net investment income	(0.29)	(0.48)	(0.44)	(0.47)	(0.44)	(0.42)
Net realized gains	—	—	—	(0.16)	(0.08)	(0.74)
Total distributions	(0.29)	(0.48)	(0.44)	(0.63)	(0.52)	(1.16)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$15.20	$14.12	$12.49	$11.50	$10.79	$11.98
Total return[e]	9.88%	17.15%	12.68%	12.89%	(5.12)%	(11.45)%
Ratios to average net assets[f]						
Expenses	0.60%	0.61%	0.61%	0.63%	0.65%[g]	0.59%[g]
Net investment income	3.55%	3.76%	3.82%	4.06%	4.44%	3.07%
Supplemental data						
Net assets, end of period (000's)	$595,698	$574,803	$347,983	$222,788	$124,454	$58,817
Portfolio turnover rate	3.06%	1.27%	5.21%	5.27%	15.49%	8.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Custodian Funds

Statement of Investments, March 31, 2013 (unaudited)

Franklin Utilities Fund	Country	Shares	Value
Common Stocks 96.7%			
Diversified Telecommunication Services 2.3%			
AT&T Inc.	United States	1,800,000	$ 66,042,000
Verizon Communications Inc.	United States	900,000	44,235,000
			110,277,000
Electric Utilities 51.5%			
ALLETE Inc.	United States	1,000,000	49,020,000
American Electric Power Co. Inc.	United States	4,100,000	199,383,000
Cleco Corp.	United States	700,000	32,921,000
Duke Energy Corp.	United States	3,500,000	254,065,000
Edison International	United States	4,400,000	221,408,000
Entergy Corp.	United States	1,500,000	94,860,000
Exelon Corp.	United States	4,900,000	168,952,000
FirstEnergy Corp.	United States	2,700,000	113,940,000
Great Plains Energy Inc.	United States	3,855,360	89,405,798
Hawaiian Electric Industries Inc.	United States	1,046,700	29,004,057
IDACORP Inc.	United States	800,000	38,616,000
NextEra Energy Inc.	United States	2,700,000	209,736,000
Northeast Utilities	United States	1,600,000	69,536,000
NV Energy Inc.	United States	5,800,000	116,174,000
Pepco Holdings Inc.	United States	3,000,000	64,200,000
Pinnacle West Capital Corp.	United States	1,500,000	86,835,000
PNM Resources Inc.	United States	3,300,000	76,857,000
Portland General Electric Co.	United States	1,500,000	45,495,000
PPL Corp.	United States	4,000,000	125,240,000
The Southern Co.	United States	4,100,000	192,372,000
SSE PLC	United Kingdom	800,000	18,046,175
UIL Holdings Corp.	United States	1,360,000	53,842,400
Westar Energy Inc.	United States	1,500,000	49,770,000
Xcel Energy Inc.	United States	4,200,000	124,740,000
			2,524,418,430
Gas Utilities 1.7%			
AGL Resources Inc.	United States	1,000,000	41,950,000
Questar Corp.	United States	1,705,300	41,489,949
			83,439,949
Multi-Utilities 30.6%			
Alliant Energy Corp.	United States	1,500,000	75,270,000
CenterPoint Energy Inc.	United States	4,400,000	105,424,000
CMS Energy Corp.	United States	3,000,000	83,820,000
Consolidated Edison Inc.	United States	1,000,000	61,030,000
Dominion Resources Inc.	United States	3,200,000	186,176,000
DTE Energy Co.	United States	1,100,000	75,174,000
MDU Resources Group Inc.	United States	3,200,000	79,968,000
National Grid PLC	United Kingdom	11,000,000	127,911,914
NiSource Inc.	United States	1,400,000	41,076,000
PG&E Corp.	United States	4,300,000	191,479,000
Public Service Enterprise Group Inc.	United States	3,800,000	130,492,000
Sempra Energy	United States	2,400,000	191,856,000
TECO Energy Inc.	United States	1,700,000	30,294,000

Statement of Investments, March 31, 2013 (unaudited) *(continued)*

Franklin Utilities Fund	Country	Shares	Value
Common Stocks (continued)			
Multi-Utilities (continued)			
Vectren Corp.	United States	925,100	$ 32,767,042
Wisconsin Energy Corp.	United States	2,035,000	87,281,150
			1,500,019,106
Oil, Gas & Consumable Fuels 7.5%			
Kinder Morgan Inc.	United States	3,400,000	131,512,000
Spectra Energy Corp.	United States	2,200,000	67,650,000
TransCanada Corp.	Canada	1,300,000	61,947,337
The Williams Cos. Inc.	United States	2,800,000	104,888,000
			365,997,337
Water Utilities 3.1%			
American Water Works Co. Inc.	United States	1,900,000	78,736,000
United Utilities Group PLC	United Kingdom	7,000,000	75,388,671
			154,124,671
Total Common Stocks (Cost $3,132,315,996)			4,738,276,493
		Principal Amount	
Corporate Bonds 1.6%			
Electric Utilities 1.5%			
[a] Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., first lien, 144A, 10.00%, 12/01/20	United States	$24,225,000	27,374,250
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	37,421,575
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	6,472,477	7,097,990
			71,893,815
Multi-Utilities 0.1%			
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,615,655
Total Corporate Bonds (Cost $64,282,571)			79,509,470
Total Investments before Short Term Investments (Cost $3,196,598,567)			4,817,785,963
		Shares	
Short Term Investments (Cost $75,601,721) 1.5%			
Money Market Funds 1.5%			
[b,c] Institutional Fiduciary Trust Money Market Portfolio	United States	75,601,721	75,601,721
Total Investments (Cost $3,272,200,288) 99.8%			4,893,387,684
Other Assets, less Liabilities 0.2%			10,176,143
Net Assets 100.0%			$4,903,563,827

[a] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2013, the value of this security was $27,374,250, representing 0.56% of net assets.

[b] Non-income producing.

[c] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Financial Statements

Statements of Assets and Liabilities

March 31, 2013 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$ 828,780,134	$3,316,359,879	$65,855,537,764
Cost - Non-controlled affiliated issuers (Note 10)	—	—	2,183,713,508
Cost - Sweep Money Fund (Note 7)	58,915,768	375,215,175	520,415,441
Cost - Repurchase agreements	—	682,306,064	—
Total cost of investments	$ 887,695,902	$4,373,881,118	$68,559,666,713
Value - Unaffiliated issuers	$1,405,290,184	$6,495,451,638	$73,428,347,842
Value - Non-controlled affiliated issuers (Note 10)	—	—	1,331,153,574
Value - Sweep Money Fund (Note 7)	58,915,768	375,215,175	520,415,441
Value - Repurchase agreements	—	682,306,064	—
Total value of investments[a]	1,464,205,952	7,552,972,877	75,279,916,857
Cash	42,048	2,013,102	83,957,979
Receivables:			
Investment securities sold	13,201,548	—	90,481,544
Capital shares sold	1,944,541	26,150,818	204,745,492
Dividends and interest	690,790	6,272,522	726,721,725
Other assets	530	2,799	28,536
Total assets	1,480,085,409	7,587,412,118	76,385,852,133
Liabilities:			
Payables:			
Investment securities purchased	11,204,544	10,055,800	642,834,409
Capital shares redeemed	2,058,515	8,932,859	104,799,640
Affiliates	1,307,550	6,321,357	59,297,888
Allocator Funds (Note 11)	30,470	129,131	139,474
Options written, at value (premiums received $-, $- and $3,541,956)	—	—	5,048,060
Payable upon return of securities loaned	—	6,750,000	52,152,630
Accrued expenses and other liabilities	250,400	1,545,423	10,130,980
Total liabilities	14,851,479	33,734,570	874,403,081
Net assets, at value	$1,465,233,930	$7,553,677,548	$75,511,449,052
Net assets consist of:			
Paid-in capital	$ 888,620,603	$4,398,391,224	$76,442,459,592
Undistributed net investment income (loss)	(5,749,767)	13,310,154	—
Distributions in excess of net investment income	—	—	(402,988,274)
Net unrealized appreciation (depreciation)	576,510,082	3,179,091,830	6,717,798,342
Accumulated net realized gain (loss)	5,853,012	(37,115,660)	(7,245,820,608)
Net assets, at value	$1,465,233,930	$7,553,677,548	$75,511,449,052
[a]Includes securities loaned	$ —	$ 6,502,500	$ 49,834,488

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

March 31, 2013 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Class A:			
Net assets, at value	$ 942,967,889	$4,706,208,796	$45,618,237,681
Shares outstanding	26,124,233	86,131,059	19,615,407,256
Net asset value per share[a]	$36.10	$54.64	$2.33
Maximum offering price per share (net asset value per share ÷ 94.25%, 94.25% and 95.75%, respectively)	$38.30	$57.97	$2.43
Class C:			
Net assets, at value	$ 150,168,582	$ 496,460,572	$22,320,055,962
Shares outstanding	4,652,590	9,679,617	9,504,403,799
Net asset value and maximum offering price per share[a]	$32.28	$51.29	$2.35
Class R:			
Net assets, at value	$ 34,928,225	$ 510,286,083	$ 439,434,216
Shares outstanding	979,171	9,393,729	191,721,023
Net asset value and maximum offering price per share	$35.67	$54.32	$2.29
Advisor Class:			
Net assets, at value	$ 337,169,234	$1,840,722,097	$ 7,133,721,193
Shares outstanding	9,225,480	33,634,387	3,088,302,518
Net asset value and maximum offering price per share	$36.55	$54.73	$2.31

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

March 31, 2013 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$ 9,862,544,574	$3,196,598,567
Cost - Sweep Money Fund (Note 7)	133,804,833	75,601,721
Total cost of investments	$ 9,996,349,407	$3,272,200,288
Value - Unaffiliated issuers	$10,299,804,604	$4,817,785,963
Value - Sweep Money Fund (Note 7)	133,804,833	75,601,721
Total value of investments	10,433,609,437	4,893,387,684
Cash	2,821	1,368,442
Receivables:		
Capital shares sold	10,522,468	12,244,821
Dividends and interest	35,124,638	12,330,936
Other assets	4,515	1,771
Total assets	10,479,263,879	4,919,333,654
Liabilities:		
Payables:		
Investment securities purchased	—	4,635,280
Capital shares redeemed	36,451,966	6,736,686
Affiliates	8,737,288	3,748,273
Allocator Funds (Note 11)	60,011	22,831
Distributions to shareholders	4,006,695	—
Accrued expenses and other liabilities	1,943,966	626,757
Total liabilities	51,199,926	15,769,827
Net assets, at value	$10,428,063,953	$4,903,563,827
Net assets consist of:		
Paid-in capital	$10,322,541,372	$3,285,718,410
Undistributed net investment income (distributions in excess of net investment income)	(67,475,214)	448,430
Net unrealized appreciation (depreciation)	437,260,030	1,621,187,184
Accumulated net realized gain (loss)	(264,262,235)	(3,790,197)
Net assets, at value	$10,428,063,953	$4,903,563,827

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

March 31, 2013 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Class A:		
Net assets, at value	$ 6,221,993,723	$3,366,444,424
Shares outstanding	924,356,419	222,696,078
Net asset value per share[a]	$6.73	$15.12
Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.03	$15.79
Class C:		
Net assets, at value	$ 2,467,752,872	$ 856,690,635
Shares outstanding	368,900,099	56,902,271
Net asset value and maximum offering price per share[a]	$6.69	$15.06
Class R:		
Net assets, at value	$ 116,913,032	$ 84,730,727
Shares outstanding	17,381,315	5,622,442
Net asset value and maximum offering price per share	$6.73	$15.07
Advisor Class:		
Net assets, at value	$ 1,621,404,326	$ 595,698,041
Shares outstanding	240,198,990	39,179,891
Net asset value and maximum offering price per share	$6.75	$15.20

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Custodian Funds

Financial Statements *(continued)*

Statements of Operations
for the six months ended March 31, 2013 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:			
Dividends:			
Unaffiliated issuers	$ 4,231,999	$ 50,817,130	$ 669,906,033
Non-controlled affiliated issuers (Note 10)	—	—	18,611,042
Interest:			
Unaffiliated issuers	—	420,570	1,428,143,555
Non-controlled affiliated issuers (Note 10)	—	—	7,614,299
Income from securities loaned	—	46,967	2,444,464
Total investment income	4,231,999	51,284,667	2,126,719,393
Expenses:			
Management fees (Note 3a)	3,161,577	15,653,537	134,120,902
Distribution fees: (Note 3c)			
Class A	1,106,401	5,374,202	32,057,693
Class B	3,154	11,397	538,963
Class B1	—	—	4,718
Class C	706,952	2,340,450	67,961,134
Class R	83,532	1,193,318	1,066,645
Transfer agent fees (Note 3e)	1,053,070	5,949,419	26,635,157
Special servicing agreement fees (Note 11)	185,668	674,364	649,302
Custodian fees (Note 4)	16,288	46,836	941,226
Reports to shareholders	70,437	306,106	2,231,177
Registration and filing fees	60,749	103,490	533,623
Professional fees	28,761	47,716	430,357
Trustees' fees and expenses	2,701	13,838	149,426
Other	19,387	55,543	530,671
Total expenses	6,498,677	31,770,216	267,850,994
Net investment income (loss)	(2,266,678)	19,514,451	1,858,868,399
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments:			
Unaffiliated issuers	55,759,864	(10,311,286)	(1,169,064,246)
Non-controlled affiliated issuers (Note 10)	—	—	(2,824,793)
Written options	—	—	8,967,159
Foreign currency transactions	(1,891)	32,859	1,196,955
Net realized gain (loss)	55,757,973	(10,278,427)	(1,161,724,925)
Net change in unrealized appreciation (depreciation) on:			
Investments	28,049,553	629,150,365	4,426,969,429
Translation of other assets and liabilities denominated in foreign currencies	(134)	1,155	(948,583)
Net change in unrealized appreciation (depreciation)	28,049,419	629,151,520	4,426,020,846
Net realized and unrealized gain (loss)	83,807,392	618,873,093	3,264,295,921
Net increase (decrease) in net assets resulting from operations	$81,540,714	$638,387,544	$ 5,123,164,320

Financial Statements *(continued)*

Statements of Operations *(continued)*

for the six months ended March 31, 2013 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Investment income:		
Dividends	$ —	$ 90,715,315
Interest	161,975,422	2,936,244
Income from securities loaned	—	887
Total investment income	161,975,422	93,652,446
Expenses:		
Management fees (Note 3a)	24,540,521	10,397,879
Distribution fees: (Note 3c)		
Class A	4,817,953	2,308,725
Class B	15,109	10,701
Class C	9,013,210	2,527,618
Class R	319,809	197,560
Transfer agent fees (Note 3e)	6,214,720	2,589,632
Special servicing agreement fees (Note 11)	326,779	137,987
Custodian fees (Note 4)	92,190	52,227
Reports to shareholders	359,000	187,604
Registration and filing fees	165,157	100,893
Professional fees	63,553	45,847
Trustees' fees and expenses	26,993	9,442
Other	190,110	59,277
Total expenses	46,145,104	18,625,392
Net investment income	115,830,318	75,027,054
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments	31,549,817	17,470,807
Foreign currency transactions	—	(26,305)
Net realized gain (loss)	31,549,817	17,444,502
Net change in unrealized appreciation (depreciation) on:		
Investments	(245,415,495)	339,806,102
Translation of other assets and liabilities denominated in foreign currencies	—	8,586
Net change in unrealized appreciation (depreciation)	(245,415,495)	339,814,688
Net realized and unrealized gain (loss)	(213,865,678)	357,259,190
Net increase (decrease) in net assets resulting from operations	$ (98,035,360)	$432,286,244

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund	
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (decrease) in net assets:				
Operations:				
Net investment income (loss)	$ (2,266,678)	$ (4,511,103)	$ 19,514,451	$ 23,216,760
Net realized gain (loss) from investments and foreign currency transactions	55,757,973	(24,810,373)	(10,278,427)	22,718,813
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	28,049,419	267,056,957	629,151,520	1,130,062,033
Net increase (decrease) in net assets resulting from operations	81,540,714	237,735,481	638,387,544	1,175,997,606
Distributions to shareholders from:				
Net investment income:				
Class A	—	—	(11,734,421)	(11,865,217)
Class R	—	—	(557,179)	(624,592)
Advisor Class	—	—	(6,710,810)	(6,120,660)
Net realized gains:				
Class A	—	(15,220,863)	—	(9,330,632)
Class B	—	(122,549)	—	(53,263)
Class C	—	(2,736,254)	—	(1,259,656)
Class R	—	(355,794)	—	(916,642)
Advisor Class	—	(3,238,767)	—	(2,822,961)
Total distributions to shareholders	—	(21,674,227)	(19,002,410)	(32,993,623)
Capital share transactions: (Note 2)				
Class A	(9,905,693)	101,920,728	189,084,538	347,743,427
Class B	(1,458,659)	(4,767,671)	(5,066,975)	(18,456,001)
Class C	(836,522)	13,738,429	(10,187,322)	(14,095,599)
Class R	(431,994)	18,329,894	1,229,946	109,431,088
Advisor Class	59,923,985	124,128,105	285,937,371	248,496,534
Total capital share transactions	47,291,117	253,349,485	460,997,558	673,119,449
Net increase (decrease) in net assets	128,831,831	469,410,739	1,080,382,692	1,816,123,432
Net assets:				
Beginning of period	1,336,402,099	866,991,360	6,473,294,856	4,657,171,424
End of period	$1,465,233,930	$1,336,402,099	$7,553,677,548	$6,473,294,856
Undistributed net investment income (loss) included in net assets:				
End of period	$ (5,749,767)	$ (3,483,089)	$ 13,310,154	$ 12,798,113

Statements of Changes in Net Assets *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 1,858,868,399	$ 3,586,782,980	$ 115,830,318	$ 309,863,999
Net realized gain (loss) from investments, written options and foreign currency transactions	(1,161,724,925)	(987,877,224)	31,549,817	24,741,616
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	4,426,020,846	8,501,797,959	(245,415,495)	34,123,205
Net increase (decrease) in net assets resulting from operations	5,123,164,320	11,100,703,715	(98,035,360)	368,728,820
Distributions to shareholders from:				
Net investment income:				
Class A	(1,291,525,646)	(2,445,713,810)	(116,396,745)	(240,208,009)
Class B	(3,299,297)	(30,459,701)	(57,447)	(759,612)
Class B1	(45,851)	(354,784)	—	—
Class C	(571,601,114)	(1,103,251,914)	(41,323,970)	(82,412,733)
Class R	(12,413,770)	(25,515,723)	(2,007,180)	(4,503,025)
Advisor Class	(207,397,683)	(392,624,053)	(29,691,322)	(60,665,705)
Total distributions to shareholders	(2,086,283,361)	(3,997,919,985)	(189,476,664)	(388,549,084)
Capital share transactions: (Note 2)				
Class A	2,505,420,197	4,191,323,059	(468,611,807)	449,720,914
Class B	(231,175,994)	(615,479,473)	(10,085,431)	(29,525,642)
Class B1	(2,709,559)	(6,602,915)	—	—
Class C	1,196,148,592	1,904,983,770	(441,718,195)	691,873,701
Class R	(4,839,401)	19,645,109	(20,886,986)	9,703,218
Advisor Class	407,354,835	761,325,216	75,655,618	110,701,576
Total capital share transactions	3,870,198,670	6,255,194,766	(865,646,801)	1,232,473,767
Net increase (decrease) in net assets	6,907,079,629	13,357,978,496	(1,153,158,825)	1,212,653,503
Net assets:				
Beginning of period	68,604,369,423	55,246,390,927	11,581,222,778	10,368,569,275
End of period	$75,511,449,052	$68,604,369,423	$10,428,063,953	$11,581,222,778
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of period	$ (402,988,274)	$ (175,573,312)	$ (67,475,214)	$ 6,171,132

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Utilities Fund	
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 75,027,054	$ 140,525,753
Net realized gain (loss) from investments, foreign currency transactions and net increase from payments by affiliate	17,444,502	5,795,506
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	339,814,688	454,101,875
Net increase (decrease) in net assets resulting from operations	432,286,244	600,423,134
Distributions to shareholders from:		
Net investment income:		
Class A	(60,945,913)	(93,275,145)
Class B	(46,771)	(366,661)
Class C	(13,511,406)	(19,796,600)
Class R	(1,435,510)	(2,113,837)
Advisor Class	(11,352,368)	(17,876,677)
Total distributions to shareholders	(87,291,968)	(133,428,920)
Capital share transactions: (Note 2)		
Class A	52,534,604	536,163,847
Class B	(7,142,943)	(14,275,891)
Class C	21,549,259	168,111,516
Class R	(1,620,135)	21,004,136
Advisor Class	(20,059,722)	167,487,168
Total capital share transactions	45,261,063	878,490,776
Net increase (decrease) in net assets	390,255,339	1,345,484,990
Net assets:		
Beginning of period	4,513,308,488	3,167,823,498
End of period	$4,903,563,827	$4,513,308,488
Undistributed net investment income included in net assets:		
End of period	$ 448,430	$ 12,713,344

Franklin Custodian Funds

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Funds began offering a new class of shares, Class R6. Effective March 21, 2013, all Class B and B1 shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds' portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds' portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at period end had been entered into on March 28, 2012.

1. Organization and Significant Accounting Policies *(continued)*

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Income Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

The Franklin Income Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities

1. Organization and Significant Accounting Policies *(continued)*

f. Equity-Linked Securities *(continued)*

and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

g. Securities Lending

Certain funds participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Franklin Income Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income Taxes

It is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

1. Organization and Significant Accounting Policies *(continued)*

i. Income Taxes *(continued)*

Each fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Organization and Significant Accounting Policies *(continued)*

l. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended March 31, 2013				
Shares sold	3,400,457	$ 115,251,516	11,748,916	$ 605,411,710
Shares issued in reinvestment of distributions	—	—	214,908	10,708,871
Shares redeemed	(3,704,227)	(125,157,209)	(8,334,661)	(427,036,043)
Net increase (decrease)	(303,770)	$ (9,905,693)	3,629,163	$ 189,084,538
Year ended September 30, 2012				
Shares sold	9,135,927	$ 291,812,049	21,651,613	$1,033,442,969
Shares issued in reinvestment of distributions	469,038	13,991,405	429,716	19,255,591
Shares redeemed	(6,411,270)	(203,882,726)	(14,898,214)	(704,955,133)
Net increase (decrease)	3,193,695	$ 101,920,728	7,183,115	$ 347,743,427
Class B Shares:				
Six Months ended March 31, 2013[a]				
Shares sold	412	$ 12,633	1,048	$ 50,973
Shares redeemed	(48,454)	(1,471,292)	(105,705)	(5,117,948)
Net increase (decrease)	(48,042)	$ (1,458,659)	(104,657)	$ (5,066,975)
Year ended September 30, 2012				
Shares sold	6,316	$ 179,728	13,676	$ 617,049
Shares issued in reinvestment of distributions	4,280	116,712	1,148	49,138
Shares redeemed	(175,835)	(5,064,111)	(425,201)	(19,122,188)
Net increase (decrease)	(165,239)	$ (4,767,671)	(410,377)	$ (18,456,001)

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended March 31, 2013				
Shares sold	511,386	$ 15,547,487	854,552	$ 41,399,797
Shares redeemed	(541,054)	(16,384,009)	(1,072,805)	(51,587,119)
Net increase (decrease)	(29,668)	$ (836,522)	(218,253)	$ (10,187,322)
Year ended September 30, 2012				
Shares sold	1,226,800	$ 35,495,714	1,915,825	$ 85,987,086
Shares issued in reinvestment of distributions	93,699	2,524,261	27,286	1,155,829
Shares redeemed	(855,145)	(24,281,546)	(2,270,075)	(101,238,514)
Net increase (decrease)	465,354	$ 13,738,429	(326,964)	$ (14,095,599)
Class R Shares:				
Six Months ended March 31, 2013				
Shares sold	201,669	$ 6,655,789	1,231,647	$ 62,825,656
Shares issued in reinvestment of distributions	—	—	10,963	543,551
Shares redeemed	(213,346)	(7,087,783)	(1,221,527)	(62,139,261)
Net increase (decrease)	(11,677)	$ (431,994)	21,083	$ 1,229,946
Year ended September 30, 2012				
Shares sold	724,109	$ 22,718,933	4,105,079	$ 192,746,136
Shares issued in reinvestment of distributions	12,005	355,109	33,439	1,492,031
Shares redeemed	(149,786)	(4,744,148)	(1,811,877)	(84,807,079)
Net increase (decrease)	586,328	$ 18,329,894	2,326,641	$ 109,431,088
Advisor Class Shares:				
Six Months ended March 31, 2013				
Shares sold	2,510,289	$ 88,155,531	8,753,840	$ 441,808,451
Shares issued in reinvestment of distributions	—	—	127,618	6,364,288
Shares redeemed	(846,221)	(28,231,546)	(3,099,355)	(162,235,368)
Net increase (decrease)	1,664,068	$ 59,923,985	5,782,103	$ 285,937,371
Year ended September 30, 2012				
Shares sold	4,161,992	$ 132,734,442	8,666,517	$ 412,171,085
Shares issued in reinvestment of distributions	106,694	3,211,497	188,337	8,439,400
Shares redeemed	(372,287)	(11,817,834)	(3,638,862)	(172,113,951)
Net increase (decrease)	3,896,399	$ 124,128,105	5,215,992	$ 248,496,534

[a]Effective March 21, 2013, all Class B shares were converted to Class A.

Franklin Custodian Funds

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended March 31, 2013				
Shares sold	2,141,847,437	$ 4,830,526,140	72,250,818	$ 491,558,338
Shares issued in reinvestment of distributions	497,750,056	1,116,320,902	14,073,305	95,592,084
Shares redeemed	(1,530,849,351)	(3,441,426,845)	(155,467,118)	(1,055,762,229)
Net increase (decrease)	1,108,748,142	$ 2,505,420,197	(69,142,995)	$ (468,611,807)
Year ended September 30, 2012				
Shares sold	3,774,289,464	$ 8,058,914,500	245,579,899	$ 1,694,616,583
Shares issued in reinvestment of distributions	992,217,807	2,096,329,365	28,154,294	194,216,108
Shares redeemed	(2,809,099,112)	(5,963,920,806)	(208,627,739)	(1,439,111,777)
Net increase (decrease)	1,957,408,159	$ 4,191,323,059	65,106,454	$ 449,720,914
Class B Shares:				
Six Months ended March 31, 2013[a]				
Shares sold	522,287	$ 1,162,670	21,355	$ 146,093
Shares issued in reinvestment of distributions	1,145,697	2,538,261	6,365	43,518
Shares redeemed	(105,172,170)	(234,876,925)	(1,510,613)	(10,275,042)
Net increase (decrease)	(103,504,186)	$ (231,175,994)	(1,482,893)	$ (10,085,431)
Year ended September 30, 2012				
Shares sold	4,135,782	$ 8,693,967	360,191	$ 2,482,818
Shares issued in reinvestment of distributions	11,850,880	24,703,173	93,326	643,788
Shares redeemed	(306,767,581)	(648,876,613)	(4,736,734)	(32,652,248)
Net increase (decrease)	(290,780,919)	$ (615,479,473)	(4,283,217)	$ (29,525,642)
Class B1 Shares:				
Six Months ended March 31, 2013[a]				
Shares sold	3,551	$ 7,945		
Shares issued in reinvestment of distributions	14,310	32,007		
Shares redeemed	(1,216,864)	(2,749,511)		
Net increase (decrease)	(1,199,003)	(2,709,559)		
Year ended September 30, 2012				
Shares sold	97,101	$ 205,667		
Shares issued in reinvestment of distributions	125,547	263,711		
Shares redeemed	(3,325,723)	(7,072,293)		
Net increase (decrease)	(3,103,075)	(6,602,915)		

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended March 31, 2013				
Shares sold	1,014,436,546	$ 2,312,432,584	32,642,503	$ 220,944,811
Shares issued in reinvestment of distributions	206,016,890	466,861,786	5,335,555	36,020,888
Shares redeemed	(696,889,278)	(1,583,145,778)	(103,642,991)	(698,683,894)
Net increase (decrease)	523,564,158	$ 1,196,148,592	(65,664,933)	$ (441,718,195)
Year ended September 30, 2012				
Shares sold	1,742,231,751	$ 3,757,191,809	174,664,182	$ 1,197,828,542
Shares issued in reinvestment of distributions	417,915,722	890,899,676	10,417,631	71,426,320
Shares redeemed	(1,278,557,267)	(2,743,107,715)	(84,224,106)	(577,381,161)
Net increase (decrease)	881,590,206	$ 1,904,983,770	100,857,707	$ 691,873,701
Class R Shares:				
Six Months ended March 31, 2013				
Shares sold	26,122,967	$ 58,093,810	2,451,754	$ 16,663,267
Shares issued in reinvestment of distributions	5,323,714	11,774,682	286,030	1,941,848
Shares redeemed	(33,657,950)	(74,707,893)	(5,812,947)	(39,492,101)
Net increase (decrease)	(2,211,269)	$ (4,839,401)	(3,075,163)	$ (20,886,986)
Year ended September 30, 2012				
Shares sold	50,188,382	$ 105,595,519	8,055,942	$ 55,552,791
Shares issued in reinvestment of distributions	11,682,781	24,347,009	633,245	4,364,680
Shares redeemed	(52,180,500)	(110,297,419)	(7,282,835)	(50,214,253)
Net increase (decrease)	9,690,663	$ 19,645,109	1,406,352	$ 9,703,218
Advisor Class Shares:				
Six Months ended March 31, 2013				
Shares sold	415,532,519	$ 932,011,560	38,546,845	$ 262,470,042
Shares issued in reinvestment of distributions	82,022,738	182,855,349	3,818,575	26,006,229
Shares redeemed	(317,620,464)	(707,512,074)	(31,270,707)	(212,820,653)
Net increase (decrease)	179,934,793	$ 407,354,835	11,094,713	$ 75,655,618
Year ended September 30, 2012				
Shares sold	788,489,000	$ 1,667,374,972	76,051,941	$ 526,015,658
Shares issued in reinvestment of distributions	164,279,401	344,874,343	7,769,675	53,737,562
Shares redeemed	(595,049,591)	(1,250,924,099)	(67,805,231)	(469,051,644)
Net increase (decrease)	357,718,810	$ 761,325,216	16,016,385	$ 110,701,576

[a]Effective March 21, 2013, all Class B and B1 shares were converted to Class A.

2. Shares of Beneficial Interest *(continued)*

	Franklin Utilities Fund	
	Shares	Amount
Class A Shares:		
Six Months ended March 31, 2013		
Shares sold	24,380,063	$ 342,867,125
Shares issued in reinvestment of distributions	3,880,162	53,923,018
Shares redeemed	(24,680,724)	(344,255,539)
Net increase (decrease)	3,579,501	$ 52,534,604
Year ended September 30, 2012		
Shares sold	76,532,963	$1,020,414,006
Shares issued in reinvestment of distributions	6,116,765	81,492,656
Shares redeemed	(42,266,896)	(565,742,815)
Net increase (decrease)	40,382,832	$ 536,163,847
Class B Shares:		
Six Months ended March 31, 2013[a]		
Shares sold	600	$ 8,432
Shares issued in reinvestment of distributions	2,747	37,416
Shares redeemed	(514,258)	(7,188,791)
Net increase (decrease)	(510,911)	$ (7,142,943)
Year ended September 30, 2012		
Shares sold	56,683	$ 742,933
Shares issued in reinvestment of distributions	21,249	281,069
Shares redeemed	(1,146,403)	(15,299,893)
Net increase (decrease)	(1,068,471)	$ (14,275,891)
Class C Shares:		
Six Months ended March 31, 2013		
Shares sold	6,479,882	$ 90,941,255
Shares issued in reinvestment of distributions	764,521	10,576,689
Shares redeemed	(5,748,213)	(79,968,685)
Net increase (decrease)	1,496,190	$ 21,549,259
Year ended September 30, 2012		
Shares sold	20,513,660	$ 272,413,277
Shares issued in reinvestment of distributions	1,134,736	15,075,531
Shares redeemed	(8,941,402)	(119,377,292)
Net increase (decrease)	12,706,994	$ 168,111,516
Class R Shares:		
Six Months ended March 31, 2013		
Shares sold	1,193,111	$ 16,734,545
Shares issued in reinvestment of distributions	100,395	1,389,219
Shares redeemed	(1,420,943)	(19,743,899)
Net increase (decrease)	(127,437)	$ (1,620,135)
Year ended September 30, 2012		
Shares sold	3,426,224	$ 45,690,892
Shares issued in reinvestment of distributions	155,181	2,062,732
Shares redeemed	(2,008,171)	(26,749,488)
Net increase (decrease)	1,573,234	$ 21,004,136

2. Shares of Beneficial Interest *(continued)*

	Franklin Utilities Fund	
	Shares	Amount
Advisor Class Shares:		
Six Months ended March 31, 2013		
Shares sold	6,125,364	$ 86,831,729
Shares issued in reinvestment of distributions	746,331	10,424,312
Shares redeemed	(8,404,251)	(117,315,763)
Net increase (decrease)	(1,532,556)	$ (20,059,722)
Year ended September 30, 2012		
Shares sold	26,061,854	$ 347,363,894
Shares issued in reinvestment of distributions	1,179,072	15,810,803
Shares redeemed	(14,388,638)	(195,687,529)
Net increase (decrease)	12,852,288	$ 167,487,168

[a]Effective March 21, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

The Franklin DynaTech Fund, the Franklin Growth Fund, and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides sub-advisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund.

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Franklin Income Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund.

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Funds and is not paid by the Funds for the services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Reimbursement Plans:					
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:					
Class B	1.00%	1.00%	1.00%	0.65%	0.65%
Class B1	—	—	0.65%	—	—
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$221,482	$1,738,375	$13,413,529
CDSC retained	$ 26,605	$ 24,195	$ 913,013

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$996,879	$697,433
CDSC retained	$462,356	$ 56,172

e. Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class. The R6 share class pays Investor Services transfer agent fees specific to that class.

3. Transactions with Affiliates *(continued)*

c. Transfer Agent Fees *(continued)*

For the period ended March 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Transfer agent fees	$612,468	$2,798,160	$10,755,132	$3,039,645	$1,192,796

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2013, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2012, the capital loss carryforwards were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Capital loss carryforwards subject to expiration:			
2016	$ —	$13,543,792	$ —
2017	18,949,537	—	125,830,718
2018	—	—	4,428,208,610
Total capital loss carryforwards	$18,949,537[a]	$13,543,792[b]	$4,554,039,328

Franklin Custodian Funds

Notes to Financial Statements (unaudited) *(continued)*

5. Income Taxes *(continued)*

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Capital loss carryforwards subject to expiration:		
2013	$ 74,283,298	$ —
2014	47,763,112	—
2015	28,034,940	—
2016	20,514,778	—
2017	18,668,917	—
2018	16,923,309	—
2019	4,445,156	14,020,285
Capital loss carryforwards not subject to expiration:		
Short term	15,433,147	—
Long term	16,518,125	6,106,000
Total capital loss carryforwards	$242,584,782	$20,126,285

[a]Includes $18,949,537 from the merged Franklin Global Communications Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations.

[b]Includes $13,543,792 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2012, the deferred post-October capital losses and late-year ordinary losses were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities
Realized capital losses	$30,296,429	$14,206,484	$1,464,586,475	$53,227,269
Late-year ordinary losses	$ 3,483,088	$ —	$ —	$ —

At March 31, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Cost of investments	$ 888,559,368	$4,377,690,075	$68,746,463,504
Unrealized appreciation	$ 576,886,599	$3,270,293,317	$10,941,156,723
Unrealized depreciation	(1,240,015)	(95,010,515)	(4,407,703,370)
Net unrealized appreciation (depreciation)	$ 575,646,584	$3,175,282,802	$ 6,533,453,353

5. Income Taxes (continued)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Cost of investments	$9,996,349,407	$3,273,431,422
Unrealized appreciation	$ 455,206,756	$1,620,552,835
Unrealized depreciation	(17,946,726)	(596,573)
Net unrealized appreciation (depreciation)	$ 437,260,030	$1,619,956,262

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions, regulatory settlements and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2013, were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Purchases	$265,807,152	$180,378,268	$14,465,678,565
Sales	$258,765,640	$ 9,717,937	$10,715,223,852

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Purchases	$2,369,788,294	$170,130,882
Sales	$3,300,778,465	$137,886,394

Transactions in options written during the period ended March 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2012	—	$ —
Options written	194,259	15,068,484
Options expired	(109,282)	(8,967,159)
Options exercised	(36,637)	(2,559,369)
Options closed	—	—
Options outstanding at March 31, 2013	48,340	$ 3,541,956

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Credit Risk and Defaulted Securities

At March 31, 2013, the Franklin Income Fund had 38.15% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2013, the value of this security represents less than 0.05% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. Other Derivative Information

At March 31, 2013, the Franklin Income Fund's investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Equity contracts	Investments, at value	$ —	Options written, at value	$5,045,060

For the period ended March 31, 2013, the effect of derivative contracts on the Franklin Income Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	$8,967,159	$(1,506,104)

For the period ended March 31, 2013, the average month end market value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the period was 5.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the period ended March 31, 2013, were as shown below.

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Franklin Income Fund							
Non-Controlled Affiliates							
Callon Petroleum Co.	4,100,000	—	200,000	3,900,000	$ 14,430,000	$ —	$ 352,900
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	55,135,500	—	—	55,135,500	57,340,920	3,583,808	—
Canadian Oil Sands Ltd.	25,500,000	—	—	25,500,000	524,631,558	15,111,042	—
[a]Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	4,529,334	—	149,831	4,379,503	3,343,019	138,975	20,074
Dex One Corp.	10,242,757	—	—	10,242,757	17,515,114	—	—
Dex One Corp., senior sub. note, PIK, 7.00%, 1/29/17	36,071,641	1,262,506	—	37,334,147	16,427,025	1,262,507	—
Dynegy Holdings Inc., Escrow Account	—	1,024,235,000	—	1,024,235,000	—	—	—
Dynegy Holdings Inc., senior note, 7.50%, 6/01/15	211,500,000	—	211,500,000	—	—	—	—
Dynegy Holdings Inc., senior note, 7.50%, 6/01/15	150,000,000	—	150,000,000	—	—	—	—
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	355,235,000	—	355,235,000	—	—	—	—
Dynegy Holdings Inc., senior note, 7.75%, 6/01/19	307,500,000	—	307,500,000	—	—	—	—
Dynegy Inc.	9,000,000	17,058,906	—	26,058,906	625,153,155	—	—
Dynegy Inc., wts., 10/02/17	—	1,143,273	—	1,143,273	1,474,822	—	—
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	17,325,000	—	2,993,899	14,331,101	14,987,938	460,621	45,459
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	32,175,000	—	7,512,836	24,662,164	25,756,547	802,906	116,803
Dynegy Roseton Danskammer Pass Through Trust, Escrow Account	—	40,000,000	—	40,000,000	—	—	—
Dynegy Roseton Danskammer Pass Through Trust, secured bond, B, 7.67%, 11/08/16	40,000,000	—	40,000,000	—	—	—	(20,540,379)
[a]R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	44,360,678	—	2,031,423	42,329,255	30,093,476	1,365,482	109,135
Safeway Inc.	12,000,000	—	4,000,000	8,000,000	—[b]	3,500,000	17,071,215
Total Affiliated Securities (1.76% of Net Assets)					$1,331,153,574	$26,225,341	$ (2,824,793)

*In U.S. dollars unless otherwise indicated.

[a]Company is a wholly owned subsidiary of Dex One Corp.

[b]As of March 31, 2013, no longer an affiliate.

11. Special Servicing Agreement

The Funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Funds and the Allocator Funds.

Under the SSA, the Funds may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the Funds by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services. For the period ended March 31, 2013, the Funds were held by one or more of the Allocator Funds and the amount of expenses borne by the Funds is noted in the Statements of Operations. At March 31, 2013, one or more of the Allocator Funds owned a percentage of the Funds' outstanding shares as follows:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
17.37%	11.15%	2.54%	5.36%	4.50%

Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

12. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended March 31, 2013, the Funds did not use the Global Credit Facility.

Notes to Financial Statements (unaudited) *(continued)*

13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2013, in valuing the Funds' assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 1,405,290,184	$ —	$ —	$ 1,405,290,184
Short Term Investments	58,915,768	—	—	58,915,768
Total Investments in Securities	$ 1,464,205,952	$ —	$ —	$ 1,464,205,952
Franklin Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 6,488,701,638	$ —	$ —	$ 6,488,701,638
Short Term Investments	375,215,175	689,056,064	—	1,064,271,239
Total Investments in Securities	$ 6,863,916,813	$ 689,056,064	$ —	$ 7,552,972,877

13. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Income Fund				
Assets:				
Investments in Securities:				
Equity Investments:[b]				
Consumer Discretionary	$ 349,562,032	$ 187,938	$ —	$ 349,749,970
Energy	4,696,608,180	306,058,310	—	5,002,666,490
Financials	5,424,741,847	980,746,704	—	6,405,488,551
Materials	4,615,692,848	23,654,400	—	4,639,347,248
Utilities	10,192,926,635	109,990,000	—[c]	10,302,916,635
All Other Equity Investments[a]	11,267,264,263	—	—	11,267,264,263
Equity-Linked Securities	—	6,741,703,689	—	6,741,703,689
Convertible Bonds	—	533,347,299	—	533,347,299
Corporate Bonds	—	23,409,833,130	173,954,500	23,583,787,630
Senior Floating Rate Interests	—	5,100,947,743	—	5,100,947,743
Short Term Investments	1,175,700,574	176,996,765	—	1,352,697,339
Total Investments in Securities	$37,722,496,379	$37,383,465,978	$173,954,500	$75,279,916,857
Liabilities:				
Options Written	5,048,060	—	—	5,048,060
Franklin U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
Mortgage-Backed Securities	$ —	$10,299,804,604	$ —	$10,299,804,604
Short Term Investments	133,804,833	—	—	133,804,833
Total Investments in Securities	$ 133,804,833	$10,299,804,604	$ —	$10,433,609,437
Franklin Utilities Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]	$ 4,738,276,493	$ —	$ —	$ 4,738,276,493
Corporate Bonds	—	79,509,470	—	79,509,470
Short Term Investments	75,601,721	—	—	75,601,721
Total Investments in Securities	$ 4,813,878,214	$ 79,509,470	$ —	$ 4,893,387,684

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[c]Includes securities determined to have no value at March 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

14. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

15. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency

EUR - Euro
GBP - British Pound

Selected Portfolio

ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank
FRN - Floating Rate Note
GP - Graduated Payment
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind
SF - Single Family

Franklin Custodian Funds

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds within Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Board Review of Investment Management Agreement *(continued)*

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares during 2012 and the previous 10-year period ended December 31, 2012, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

Board Review of Investment Management Agreement *(continued)*

Franklin DynaTech Fund – This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap growth funds as classified by Lipper. The Lipper report showed the Fund's total return for 2012 to be in the middle quintile of its performance universe and on an annualized basis to be in the middle quintile for the previous three-year period as well, but to be in the second-highest performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund's overall performance as shown in the Lipper report to be satisfactory.

Franklin Growth Fund – The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Lipper report showed the Fund's total return during 2012 to be in the second-lowest performing quintile of such performance universe and its total return on an annualized basis to be in the middle quintile for the previous three-year period, but in the highest and second-highest performing quintiles of such universe for the previous five- and 10-year periods, respectively. The Board found the Fund's overall performance as shown in the Lipper report to be satisfactory, noting that its total return for 2012 was 13.69%.

Franklin Income Fund – The Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Lipper report showed the Fund's income return during 2012 to be in the highest or best performing quintile of its performance universe and its income return on an annualized basis during each of the previous three-, five- and 10-year periods to also be in the highest quintile of such performance universe. The Lipper report showed the Fund's total return during 2012 to also be in the highest or best performing quintile of its Lipper performance universe and on an annualized basis to be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund's performance as shown in the Lipper report.

Franklin U.S. Government Securities Fund – This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's Lipper report showed its income return during 2012 to be in the upper half of it Lipper performance universe and its income return on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Fund's Lipper report showed its total return to be in the lowest performing quintile of its performance universe during 2012, and its total return on an annualized basis to be in the second-lowest quintile of such universe for the previous three- and five-year periods, and in the middle quintile of such universe for the previous 10-year period. The Board found such comparative performance to be acceptable in view of the Fund's income investment objective and conservative policy of investing only in plain vanilla Ginnie Mae pass-through securities, noting that the Fund's total return for the annualized three-, five- and 10-year periods was in each case within 50 basis points of the performance universe median for such periods.

Board Review of Investment Management Agreement *(continued)*

Franklin Utilities Fund – This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund's Lipper report showed its income return during 2012, to be in the second-highest quintile of such universe, and its income return on an annualized basis to be in either the highest or second-highest performing quintile of such performance universe during each of the previous three-, five- and 10-year periods. The Fund's total return during 2012 was in the upper half of its performance universe, and in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with the Fund's performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each Fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate as well as the total expense ratios for each of Franklin DynaTech Fund and Franklin Utilities Fund to be in the least expensive quintiles of their respective Lipper expense groups. The Lipper report for Franklin Growth Fund showed its contractual management fee rate to be below the median of its 10-member Lipper expense group and its total expense ratio to be the third lowest within such expense group. The Lipper report for Franklin Income Fund showed its contractual investment management fee rate to be below the median of its eight-member Lipper expense group and its total expense ratio to be the second lowest within such expense group. The Lipper report for Franklin U.S. Government Securities Fund showed its contractual investment management fee to be within one basis point of the median of its seven-member Lipper expense group, and its total expense ratio to be the second lowest within such expense group. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its respective Lipper expense group as shown in the Lipper reports.

Board Review of Investment Management Agreement *(continued)*

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get

Board Review of Investment Management Agreement *(continued)*

larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter for each subsequent $2.5 billion of assets until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. In discussing such overall fee structure, management noted that the asset sizes of all Funds were beneath their last breakpoint levels and stated its view that such fee structures reach a relatively low rate quickly reflecting anticipated economies of scale as a Fund's assets increase and pointed out the favorable management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN CUSTODIAN FUNDS

Investment Manager
Franklin Advisers, Inc.

Subadvisors
Franklin Investment Advisory Services, LLC
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S 05/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to

ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date June 5, 2013

By /s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date June 5, 2013